        As filed with the Securities and Exchange Commission on October 31, 2003
                                               Securities Act File No. 333-51466
                                        Investment Company Act File No. 811-8953
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

        [ ]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
        [ ]                  Pre-Effective Amendment No. ___
        [X]                  Post-Effective Amendment No. 5

                                     and/or

        [ ]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
        [X]                  Amendment No. 14

                              ---------------------
                           COLUMBIA FLOATING RATE FUND
                      (formerly LIBERTY FLOATING RATE FUND)
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                              One Financial Center
                           Boston, Massachusetts 02111
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 426-3750

Name and Address of Agent for Service                                           Copy To:
-------------------------------------                ---------------------------------------------------------
Vincent Pietropaolo, Esq.                            John M. Loder, Esq.                Cameron S. Avery, Esq.
Columbia Management Advisors, Inc.                   Ropes & Gray LLP                   Bell, Boyd & Lloyd LLC
One Financial Center                                 One International Place            70 West Madison Street
Boston, Massachusetts 02111                          Boston, Massachusetts 02110        Chicago, Illinois 60602

   -------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: November 3, 2003

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [ X ]

It is proposed that this filing will become effective (check appropriate box):

[ ] when declared effective pursuant to Section 8(c)
[X] immediately upon filing pursuant to paragraph (b)
[ ] on [date] pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on [date] pursuant to paragraph (a) of Rule 486

[ ] This post-effective amendment designates a new effective date for a previously filed registration statement.

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.

        Calculation of Registration Fee under the Securities Act of 1933

Proposed Title of       Proposed Amount of                                  Maximum
 Securities Being          Shares Being          Maximum Offering          Aggregate              Amount of
    Registered            Registered (1)          Price Per Unit         Offering Price      Registration Fee (2)
Common Shares of
Beneficial Interest
Class A                     31,000,000                 $9.46              $293,260,000            $23,724.74
Class B                     19,000,000                 $9.46              $179,740,000            $14,540.97
Class C                     30,000,000                 $9.46              $283,800,000            $22,959.42
Class Z                     18,000,000                 $9.46              $170,280,000            $13,775.66

Proposed Title of       Proposed Amount of                                  Maximum
 Securities Being          Shares Being          Maximum Offering          Aggregate              Amount of
   Registered             Registered (3)          Price Per Unit         Offering Price      Registration Fee (4)
Common Shares of
Beneficial Interest
Class A                      8,220,000               $ 10.02              $ 82,364,000           $ 20,591.10
Class B                      4,025,000               $  9.99              $ 40,209,000           $ 10,052.44
Class C                      5,905,800               $  9.99              $ 58,998,942           $ 14,749.74
Class Z                              0               $     0              $          0           $         0

Proposed Title of       Proposed Amount of                                  Maximum
 Securities Being          Shares Being          Maximum Offering          Aggregate              Amount of
   Registered             Registered (3)          Price Per Unit         Offering Price      Registration Fee (4)
Common Shares of
Beneficial Interest
Class A                     20,000,000                $ 9.90             $ 198,000,000            $52,272.00
Class B                     15,000,000                $ 9.90             $ 148,500,000            $39,204.00
Class C                     20,000,000                $ 9.90             $ 198,000,000            $52,272.00
Class Z                              0                $    0             $           0            $        0

Proposed Title of       Proposed Amount of                                   Maximum
 Securities Being          Shares Being          Maximum Offering           Aggregate             Amount of
   Registered             Registered (3)          Price Per Unit          Offering Price     Registration Fee (4)
Common Shares of
Beneficial Interest
Class A                     10,000,000              $   10.07             $ 100,700,000          $  27,994.60
Class B                     10,000,000              $   10.07             $ 100,700,000          $  27,994.60
Class C                     10,000,000              $   10.07             $ 100,700,000          $  27,994.60
Class Z                     10,000,000              $   10.00             $ 100,000,000          $  27,500.60

(1)      Being registered pursuant to this Post-Effective Amendment.

(2) Calculated pursuant to Rule 457(d) based on the net asset value per share of $9.46 for each of Class A shares, Class B shares, Class C shares, and Class Z shares, as of October 24, 2003.

(3)      Previously registered.

(4)      Previously paid.

This Registration Statement has also been signed by Columbia Floating Rate Limited Liability Company

                           COLUMBIA FLOATING RATE FUND
                 SUPPLEMENT TO CLASS A, B AND C SHARE PROSPECTUS
                              DATED JANUARY 1, 2003

THE PROSPECTUS FOR CLASS A, B AND C SHARES IS AMENDED AS FOLLOWS:

1. Effective October 13, 2003, the Fund changed its name to "Columbia Floating Rate Fund." All references in the Prospectus to "Liberty Floating Rate Fund" are amended to "Columbia Floating Rate Fund." All references in the Prospectus to "Stein Roe Floating Rate Limited Liability Company" are amended to "Columbia Floating Rate Limited Liability Company."

2. All references to "Stein Roe and Farnham Incorporated" are amended to "Columbia Management Advisors, Inc." See paragraph 7 of this Supplement.

3. All references in the Prospectus to the number of shares of each Class of the Fund registered with the Securities and Exchange Commission are amended to reflect the registration of an additional 31,000,000 Class A shares, 19,000,000 Class B shares and 30,000,000 Class C shares. The total number of registered shares is 69,220,000 Class A shares, 48,025,000 Class B shares and 65,905,800 Class C shares.

4. The table on the front cover of the Prospectus is replaced in its entirety with the following:

                                                     Maximum Initial
                           Price to the Public (1)    Sales Load (2)   Proceeds to Fund
-----------------------    -----------------------   ---------------   ----------------
Per Class A Share                  $9.79                  $0.33             $9.46
Per Class B Share                  $9.46                  None              $9.46
Per Class C Share                  $9.46                  None              $9.46

(1) The shares are offered on a best efforts basis by Columbia Funds Distributor, Inc. (the "Distributor") at a price equal to net asset value, or, in the case of Class A shares, net asset value plus an initial sales charge. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place funds in an escrow, trust, or similar arrangement. As of October 24, 2003, net asset value per share was $9.46 for each of Class A shares, Class B shares and Class C shares.

(2) The maximum initial sales load on Class A shares is 3.50% of the public offering price. Class B and C shares are not subject to an initial sales load but, along with Class A shares, are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee. The Distributor will pay all sales commissions to authorized dealers from its own assets.

5. The section entitled "FUND EXPENSES" is replaced in its entirety with the following:

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A, B and C shares of the Fund.

                                                    CLASS A      CLASS B (2)    CLASS C
                                                    -------      -------        -------
SHAREHOLDER TRANSACTION EXPENSES (1)
Maximum Sales Load Imposed (as a percentage of        3.50         None          None
offering price)
Sales Load Imposed on Reinvested Dividends            None         None          None
Early Withdrawal Charge (3)                           None         3.25%         1.00%
Exchange Fee                                          None         None          None

ANNUAL EXPENSES (as a percentage of average net
assets attributable to common shares)
Management Fees(%)(4)(5)                            0.65          0.65           0.65
Distribution and Service Fees(%)                    0.35          0.70           0.85
Other Expenses(%)(5)(6)                             0.37          0.37           0.37
                                                    ----          ----           ----
Total Annual Expenses(%)(5)(6)                      1.37          1.72           1.87
                                                    ====          ====           ====

-------------------

(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Class B shares will automatically convert to Class A shares eight years after purchase.

(3) The maximum EWC on Class B shares applies for repurchases during the first year. The charge is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no EWC on Class B shares thereafter. The EWC on Class C shares is 1.00% within the first year from each purchase. There is no EWC on Class C shares thereafter.

(4) Management fees includes both the management fee and the administrative fee charged to the Fund. Columbia Management receives a management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(5) Columbia Management has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses will not exceed 0.80%. As a result, the actual Management Fee for each share class would be 0.43% and Total Annual Expenses for Class A, B and C shares would be 1.15%, 1.50% and 1.65%, respectively. This arrangement may be modified or terminated by Columbia Management at any time.

(6) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund that will be effective November 1, 2003. If the prior transfer agency fees were reflected in the table, other expenses would be 0.43% and total annual expenses would be 1.43%, 1.78%, and 1.93%, respectively.

Service and distribution fees include an asset-based sales charge. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (See "Multiple Share Classes.")

EXAMPLE EXPENSES. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
(i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

CLASS                                                            1 YEAR       3 YEARS       5 YEARS      10 YEARS
-----                                                            ------       -------       -------      --------
Class A                                                            $48          $77          $107           $194
Class B*
     did not sell your shares                                       17           54            93            194
     sold all your shares at the end of the period                  50           74           103            194

Class C
     did not sell your shares                                       19           59           101            219
     sold all your shares at the end of the period                  29           59           101            219

------------------
* Class B shares convert to Class A shares after eight years. The 10-year example for Class B shares reflects Class B share expenses for eight years and Class A expenses for two years.

6. The tables under the section entitled "FINANCIAL HIGHLIGHTS" are replaced in their entirety with the following:


                                                                             YEAR ENDED AUGUST 31,              PERIOD ENDED
                                                    -----------------------------------------------------        AUGUST 31,
CLASS A SHARES                                             2003                 2002                 2001          2000 (a)
--------------                                             ----                 ----                 ----          --------
NET ASSET VALUE, BEGINNING OF PERIOD                $      8.83          $      9.62          $     10.00       $     10.05
                                                    -----------          -----------          -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                  0.48                 0.54 (c)             0.81              0.71
Net realized and unrealized gain (loss)
   allocated from Portfolio                                0.46                (0.79)(c)            (0.37)            (0.05)
                                                    -----------          -----------          -----------       -----------
     Total from Investment Operations                      0.94                (0.25)                0.44              0.66
                                                    -----------          -----------          -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                (0.48)               (0.54)               (0.82)            (0.71)
From net realized gains                                      --                   --(d)                --(d)             --(d)
                                                    -----------          -----------          -----------       -----------
     Total Distributions Declared to
           Shareholders                                   (0.48)               (0.54)               (0.82)            (0.71)
                                                    -----------          -----------          -----------       -----------
NET ASSET VALUE, END OF PERIOD                      $      9.29          $      8.83          $      9.62       $     10.00
                                                    ===========          ===========          ===========       ===========
Total return (e)(f)                                       11.03%(g)            (2.67)%               4.56%             6.79%(h)
                                                    ===========          ===========          ===========       ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses                                         1.15%                1.15%                1.15%             1.15%(j)
Interest expense allocated from Portfolio                    --(i)              0.03%                  --                --
Net expenses                                               1.15%                1.18%                1.15%             1.15%(j)
Net investment income                                      5.39%                5.83%(c)             8.28%             8.53%(j)
Waiver/reimbursement                                       0.28%                0.28%                0.18%             0.13%(j)
Net assets, end of period (000's)                   $    97,924          $   108,583          $   138,058       $   147,209


(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d) Rounds to less than $0.01. (e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.

(h)   Not annualized.

(i)   Rounds to less than 0.01%.

(j)   Annualized.

                                                                             YEAR ENDED AUGUST 31,              PERIOD ENDED
                                                    ---------------------------------------------------------    AUGUST 31,
CLASS B SHARES                                          2003               2002                   2001           2000 (a)
--------------                                          ----               ----                   ----           --------

NET ASSET VALUE, BEGINNING OF PERIOD                $      8.83          $      9.62          $     10.00       $     10.05
                                                    -----------          -----------          -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                  0.45                 0.51(c)              0.77              0.67
Net realized and unrealized gain (loss)
   allocated from Portfolio                                0.46                (0.79)(c)            (0.37)            (0.05)
                                                    -----------          -----------          -----------       -----------
     Total from Investment Operations                      0.91                (0.28)                0.40              0.62
                                                    -----------          -----------          -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                (0.45)               (0.51)               (0.78)            (0.67)
From net realized gains                                      --                --(d)                --(d)             --(d)
                                                    -----------          -----------          -----------       -----------
     Total Distributions Declared
      to Shareholders                                     (0.45)               (0.51)               (0.78)            (0.67)
                                                    -----------          -----------          -----------       -----------
NET ASSET VALUE, END OF PERIOD                      $      9.29          $      8.83          $      9.62       $     10.00
                                                    ===========          ===========          ===========       ===========
Total return (e)(f)                                       10.65%(g)            (3.02)%               4.19%             6.35%(h)
                                                    ===========          ===========          ===========       ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses                                         1.50%                1.50%                1.50%             1.50%(j)
Interest expense allocated from Portfolio                 --(i)                 0.03%                  --                --
Net expenses                                               1.50%                1.53%                1.50%             1.50%(j)
Net investment income                                      5.05%                5.48%(c)             7.93%             8.18%(j)
Waiver/reimbursement                                       0.28%                0.28%                0.18%             0.13%(j)
Net assets, end of period (000's)                   $   163,448          $   174,707          $   195,891       $    83,695


(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)   Rounds to less than $0.01.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.

(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.

(h)   Not annualized.

(i)   Rounds to less than 0.01%.

(j)   Annualized.

                                                                             YEAR ENDED AUGUST 31,               PERIOD ENDED
                                                      -------------------------------------------------------     AUGUST 31,
CLASS C SHARES                                             2003               2002                  2001           2000 (a)
--------------                                             ----               ----                  ----           --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      8.83          $      9.62          $     10.00       $     10.05
                                                      -----------          -----------          -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                    0.44                 0.51(c)              0.77              0.67
Net realized and unrealized gain (loss)
   allocated from Portfolio                                  0.46                (0.79)(c)            (0.37)            (0.05)
                                                      -----------          -----------          -----------       -----------
     Total from Investment Operations                        0.90                (0.28)                0.40              0.62
                                                      -----------          -----------          -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                  (0.44)               (0.50)               (0.77)            (0.66)
From net realized gains                                        --                   --(d)                --(d)             --(d)
                                                      -----------          -----------          -----------       -----------
     Total Distributions Declared to Shareholders           (0.44)               (0.50)               (0.77)            (0.66)
                                                      -----------          -----------          -----------       -----------
NET ASSET VALUE, END OF PERIOD                        $      9.29          $      8.83          $      9.62       $     10.00
                                                      -----------          -----------          -----------       -----------
Total return (e)(f)                                         10.48%(g)            (3.16)%               4.04%             6.20%(h)
                                                      -----------          -----------          -----------       -----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses                                           1.65%                1.65%                1.65%             1.65%(j)
Interest expense allocated from Portfolio                      --(i)              0.03%                  --                --
Net expenses                                                 1.65%                1.68%                1.65%             1.65%(j)
Net investment income                                        4.88%                5.33%(c)             7.78%             8.03%(j)
Waiver/reimbursement                                         0.28%                0.28%                0.18%             0.13%(j)
Net assets, end of period (000's)                     $   132,656          $   137,098          $   184,399       $    91,664


(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)   Rounds to less than $0.01.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.

(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.

(h)   Not annualized.

(i)   Rounds to less than 0.01%.

(j)   Annualized.

7. The second paragraph of the section entitled "Board of Trustees and investment Advisor" under "MANAGEMENT OF THE FUND" is replaced in its entirety with the following:

         Columbia Management Advisors, Inc. ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2002, Columbia Management and its affiliates managed over $145 billion in assets.

         On April 1, 2003, several advisory subsidiaries of Columbia, including Stein Roe & Farnham Incorporated ("Stein Roe"), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As a result of the merger, Columbia is now the investment advisor to the Fund.

8. All references to "Liberty Funds Services, Inc.," the Fund's transfer agent, are amended to "Columbia Funds Services, Inc."

9. All references to "Liberty Funds Distributor, Inc.," the Fund's distributor, are amended to "Columbia Funds Distributor, Inc."

10. The table under the section "Status of Shares" is replaced with the following:

         As of October 24, the following shares of the Fund were outstanding:

                                                                                           (4)
                                                               (3)                   AMOUNT OUTSTANDING
     (1)                            (2)                AMOUNT HELD BY FUND           EXCLUSIVE OF AMOUNT
TITLE OF CLASS               AMOUNT AUTHORIZED           FOR ITS ACCOUNT               SHOWN UNDER (3)
   Class A                       Unlimited                      0                     12,254,667.66
   Class B                       Unlimited                      0                     17,874,817.46
   Class C                       Unlimited                      0                     16,500,088.762
   Class Z                       Unlimited                      0                      5,616,147.775

LIBERTY FLOATING RATE FUND PROSPECTUS, JANUARY 1, 2003

CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated

TABLE OF CONTENTS

Prospectus Summary .......................................................              4
Fund Expenses ............................................................              8
Financial Highlights .....................................................              9
The Fund .................................................................             12
Use of Proceeds ..........................................................             12
Investment Objectives and Policies .......................................             12
How the Portfolio Invests ................................................             13
Principal Risks ..........................................................             20
Other Investment Practices ...............................................             25
Distributions and Income Taxes ...........................................             29
Management of the Fund ...................................................             31
How to Buy Shares ........................................................             32
Multiple Share Classes ...................................................             33
Periodic Repurchase Offers ...............................................             37
Net Asset Value ..........................................................             39
Performance Information ..................................................             40
Organization and Description of Shares ...................................             42
Master Fund/Feeder Fund:
Structure and Risk Factors ...............................................             43
Shareholder Reports ......................................................             44
Financial Statements .....................................................             44
Statement of Additional Information,
Table of Contents ........................................................     Back Cover

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee

PROSPECTUS JANUARY 1, 2003

STEIN ROE MUTUAL FUNDS
LIBERTY FLOATING RATE FUND
CLASS A, B AND C SHARES

Liberty Floating Rate Fund ("Fund") is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing substantially all of its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), a non-diversified, closed-end management investment company that has the same investment objective as the Fund, rather than investing directly in and managing its own investment portfolio.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a right to payment senior to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Portfolio may also invest in Senior Loans that are not secured by any collateral. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt."

                                                MAXIMUM
                         PRICE TO               INITIAL               PROCEEDS
                         PUBLIC(1)           SALES LOAD(2)           TO FUND(3)
-----------------        ---------           -------------           ----------
Per Class A Share          $8.98                 $0.31                 $8.67
Per Class B Share          $8.67                  None                 $8.67
Per Class C Share          $8.67                  None                 $8.67

(1) The shares are offered on a best efforts basis by Liberty Funds Distributor, Inc. (the "Distributor") at a price equal to net asset value, or in the case of Class A shares, net asset value plus an initial sales charge. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust or similar arrangement. As of November 30, 2002, net asset value per share of each share class of the Fund was $8.67.

(2) The maximum initial sales load on Class A shares is 3.50% of the public offering price. Class B and Class C shares are not subject to an initial sales load but, along with Class A shares, are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee. The Distributor will pay all sales commissions to authorized dealers from its own assets.

(3)  Assumes the sale of all shares registered hereby.

Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers ("Repurchase Offer") for 5% to 25% of its outstanding shares. For each repurchase offer, it is anticipated that each repurchase request deadline will be on the 15th day in each of the months of March, June, September and December, or if the 15th day is not a business day, the next business day. It is anticipated that normally the repurchase pricing date will be the same date as the repurchase request deadline, and if so, the repurchase request deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange ("NYSE") on such date. The Fund has determined that the repurchase pricing date may occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. The Fund will repay a repurchase offer no later than seven days after the repurchase pricing date. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK DEBT"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in Class A, B or C shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 1, 2003, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment advisor is Stein Roe & Farnham Incorporated ("Stein Roe"). The address of the Fund is One Financial Center, Boston, MA 02111-2621.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through the Distributor, as distributor and principal underwriter, and through your financial advisor. (See "How to Buy Shares.")

The Fund's Class A shares are subject to a front-end sales charge, an early withdrawal charge ("EWC") on certain purchases (see "Multiple Share Classes"), a distribution fee and other expenses. The Fund's Class B shares will not be subject to a front-end sales charge, but will be subject to a declining early withdrawal charge ("EWC") over a five-year period and a distribution and service fee, as well as other expenses. Class B shares will convert automatically to Class A shares eight years from the date of purchase. The Fund's Class C shares will not be subject to a front-end sales charge, but will be subject to an EWC of 1% during the first year a shareholder owns Class C shares and a distribution fee, as well as other expenses. The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors. The Fund may offer additional classes of shares in the future.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS, EWCS, AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH CERTAIN REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY

INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Fund invests substantially all of its net investable assets in the Portfolio under a master/feeder structure. The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company.

The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

CLASSES OF SHARES. The Fund offers three classes of shares in this prospectus, with each class having its own sales charge and expense structure. Each class has distinct advantages and disadvantages for different investors. (See "Multiple Share Classes.")

INVESTMENT OBJECTIVE. The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Portfolio or the Fund will achieve its investment objective.

The Portfolio seeks to achieve the objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of Senior Loans to corporations, partnerships and other entities ("Borrowers") that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans.

Any amount less than 25% of total assets of the Fund or Portfolio (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund or Portfolio may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund and the Portfolio invest at these levels because they regard the issuers of Senior Loans in which the Fund or Portfolio may invest to include the Borrower as well as any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. Accordingly, the Fund or Portfolio may be more at risk to any single economic, political, or regulatory occurrence affecting such industries.

HOW THE FUND OR PORTFOLIO INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Portfolio may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan ("Primary Lender").

Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. (See "Periodic Repurchase Offers.")

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund. See "Principal Risks" in the Prospectus for more detailed information.

Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted.

Ongoing Monitoring. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral.

Limited Information. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Portfolio is more dependent on the analytical ability of Stein Roe.

Below Investment Grade Securities. The Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

Investments in Non-U.S. Issuers. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

Investments in Equity Securities. To the extent that the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services firms can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected.

Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, and certain Class A shareholders who offer for repurchase shares acquired with 18 months, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer--the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

Non-Diversification Risk. The Portfolio is not subject to the general limitations under the Investment Company Act of 1940, as amended ("1940 Act") that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. The Portfolio does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

Affiliation Risk. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. This limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISOR. Stein Roe & Farnham Incorporated.

DISTRIBUTOR. Liberty Funds Distributor, Inc.

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A, B, or C shares of the Fund.

                                                                             CLASS A     CLASS B(4)    CLASS C
                                                                             -------     ---------     -------
SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Load Imposed
  (as a percentage of offering price) ...............................         3.50%         None         None
Sales Load Imposed on Reinvested Dividends ..........................         None          None         None
Early Withdrawal Charge(2) ..........................................         None          3.25%        1.00%
Exchange Fee ........................................................         None          None         None

ANNUAL EXPENSES (as a percentage of average net assets
  attributable to common shares)
Management Fee (%)(3)(5) ............................................         0.65          0.65         0.65
Distribution and Service Fees (%) ...................................         0.35          0.70         0.85
Other Expenses (%) ..................................................         0.43          0.43         0.43
                                                                              ----          ----         ----
Total Annual Expenses (%)(5) ........................................         1.43          1.78         1.93
                                                                              ====          ====         ====

------------

(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) The maximum EWC on Class B shares applies for repurchases during the first year. The charge is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no EWC on Class B shares thereafter. The EWC on Class C shares is 1.00% within the first year from each purchase. There is no EWC on Class C shares thereafter.

(3) Management fees includes both the management fee and the administrative fee charged to the Fund. Stein Roe receives a management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(4) Class B shares will automatically convert to Class A shares eight years after purchase.

(5) Stein Roe has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) so that total annual expenses will not exceed 0.80%. As a result, the actual Management Fee for each share class would be 0.37% and Total Annual Expenses for Class A, B and C shares would be 1.15%, 1.50% and 1.65%, respectively. This arrangement may be modified or terminated by Stein Roe at any time.

Service and distribution fees include an asset-based sales charge. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the

National Association of Securities Dealers, Inc. (See "Multiple Share Classes.")

EXAMPLE EXPENSES. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
(i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) Fund operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares. Your actual costs may be higher or lower because in reality Fund returns and other expenses change.

CLASS                                                                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                            ------         -------        -------       --------
Class A                                                                       $49            $79           $110           $200
Class B*: did not sell your shares                                            $18            $56           $ 96           $200
          sold all your shares at the end of the period                       $51            $76           $106           $200
Class C: did not sell your shares                                             $20            $61           $104           $225
         sold all your shares at the end of the period                        $30            $61           $104           $225

----------
*Class B shares convert to Class A shares after eight years. The 10-year expense example for Class B shares reflects Class B share expenses for eight years and Class A expenses for two years.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class A, B and C financial performance. Information is shown for the fiscal years since inception of Class A, B and C, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

                                                                                                        PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                 AUGUST 31,
                                                                 2002                 2001                  2000
                                                                CLASS A              CLASS A             CLASS A(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          9.62                10.00                10.05
                                                               -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                         0.54(c)              0.81                 0.71
Net realized and unrealized loss allocated from Portfolio        (0.79)(c)            (0.37)               (0.05)
                                                               -------              -------              -------
Total from Investment Operations                                 (0.25)                0.44                 0.66
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.54)               (0.82)               (0.71)
From net realized gains                                             -- (d)               -- (d)               -- (d)
                                                               -------              -------              -------
Total Distributions Declared to Shareholders                     (0.54)               (0.82)               (0.71)
                                                               -------              -------              -------
NET ASSET VALUE, END OF PERIOD ($)                                8.83                 9.62                10.00
                                                               -------              -------              -------
TOTAL RETURN (%) (d)(f)                                          (2.67)                4.56                 6.79(g)

RATIOS TO AVERAGE NET ASSETS (%):
Operating Expenses                                                1.15                 1.15                 1.15(h)
Interest expense allocated from Portfolio                         0.03                  --                   --
Net expenses                                                      1.18                 1.15                 1.15(h)
Net investment income                                             5.83(c)              8.28                 8.53(h)
Waiver/reimbursement                                              0.28                 0.18                 0.13(h)

Net assets, end of period (000's) ($)                          108,583              138,058              147,209

----------

(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, increased the net investment income per share and net realized and unrealized loss per share by less than

     $0.01 and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01.

(e) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.

(g)  Not annualized.

(h)  Annualized.

                                                                                                        PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                 AUGUST 31,
                                                                 2002                 2001                 2000(a)
                                                                CLASS B              CLASS B               CLASS B
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          9.62                10.00                10.05
                                                               -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                         0.51(c)              0.77                 0.67
Net realized and unrealized loss allocated from Portfolio        (0.79)(c)            (0.37)               (0.05)
                                                               -------              -------              -------
Total from Investment Operations                                 (0.28)                0.40                 0.62
                                                               -------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.51)               (0.78)               (0.67)
From net realized gains                                            -- (d)               -- (d)               -- (d)
                                                               -------              -------              -------
Total Distributions Declared to Shareholders                     (0.51)               (0.78)               (0.67)
                                                               -------              -------              -------
NET ASSET VALUE, END OF PERIOD ($)                                8.83                 9.62                10.00
                                                               -------              -------              -------

TOTAL RETURN (%) (d)(f)                                          (3.02)                4.19                 6.35(g)
RATIOS TO AVERAGE NET ASSETS (%):
Operating Expenses                                                1.50                 1.50                 1.50(h)
Interest expense allocated from Portfolio                         0.03                  --                   --
Net expenses                                                      1.53                 1.50                 1.50(h)
Net investment income                                             5.48(c)              7.93                 8.18(h)
Waiver/reimbursement                                              0.28                 0.18                 0.13(h)
Net assets, end of period (000's) ($)                          174,707              195,891               83,695

----------

(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, increased the net investment income per share and net realized and unrealized loss per share by less than $0.01 and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01.

(e) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and early withdrawal charge.

(g)  Not annualized.

(h)  Annualized.

                                                                                                        PERIOD ENDED
                                                                   YEAR ENDED AUGUST 31,                 AUGUST 31,
                                                                 2002                 2001                 2000(a)
                                                                CLASS C              CLASS C               CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.62                10.00                10.05
                                                               -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                         0.50(c)              0.76                 0.66
Net realized and unrealized loss allocated from Portfolio        (0.79)(c)            (0.37)               (0.05)
                                                               -------              -------              -------
Total from Investment Operations                                 (0.29)                0.39                 0.61
                                                               -------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                       (0.50)               (0.77)               (0.66)
From net realized gains                                            -- (d)               -- (d)               -- (d)
                                                               -------              -------              -------
Total Distributions Declared to Shareholders                     (0.50)               (0.77)               (0.66)
                                                               -------              -------              -------
NET ASSET VALUE, END OF PERIOD($)                                 8.83                 9.62                10.00
                                                               -------              -------              -------
TOTAL RETURN(%)(d)(f)                                            (3.16)                4.04                 6.20(g)
RATIOS TO AVERAGE NET ASSETS(%):
Operating Expenses                                                1.65                 1.65                 1.65(h)
Interest expense allocated from Portfolio                         0.03                  --                   --
Net expenses                                                      1.68                 1.65                 1.65(h)
Net investment income                                             5.33(c)              7.78                 8.03(h)
Waiver/reimbursement                                              0.28                 0.18                 0.13(h)
Net assets, end of period (000's) ($)                          137,098              184,399               91,664

----------

(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, increased the net investment income per share and net realized and unrealized loss per share by less than $0.01 and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01.

(e) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.

(g)  Not annualized.

(h)  Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 13, 1998, and managed by the Board of Trustees. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, MA 02111-2621 and its telephone number is 1-800-426-3750.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. Pending investment by the Portfolio, the proceeds may be invested in high quality, short-term securities, and the Portfolio may not achieve its objective during this time. The offering expenses in connection with the registration of 20,000,000 Class A shares, 15,000,000 Class B shares and 20,000,000 Class C shares were $251,829.40.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval. Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using a "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

The Fund invests substantially all of its net investable assets in the Portfolio. The Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Portfolio's net asset value per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Portfolio invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Portfolio may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB, A-3 or higher by Standard & Poor's ("S&P") (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                            HOW THE PORTFOLIO INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Portfolio generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Portfolio will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of

Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk debt"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from certain affiliates of the Borrower.

To the extent that the Portfolio invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Portfolio will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Portfolio may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Portfolio's net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Portfolio may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Portfolio's investment portfolio. When the Portfolio holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Portfolio and such Lenders will not consider the interests of the Portfolio in connection with their votes.

Senior Loans in which the Portfolio will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending rate ("Prime Rate") offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Interbank Offered Rate ("LIBOR") or the certificate of deposit ("CD") rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS AND PARTICIPATIONS. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Portfolio may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Portfolio has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Portfolio may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Portfolio will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Portfolio and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation (i.e., it is neither highly protected nor poorly secured). The Portfolio ordinarily will purchase a Participation only if, at the time of the purchase, the Portfolio believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Portfolio does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Portfolio is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Portfolio.

The Portfolio may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Portfolio is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Portfolio is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Portfolio will never act as the Agent, originator, or principal negotiator or administrator of a Senior Loan.

The Portfolio will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other interpositioned institution with respect to an Assignment interpositioned between the Portfolio and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Portfolio should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Portfolio could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Portfolio's assets invested in Senior Loans will consist of

Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Portfolio's net asset value as a result of changes in interest rates. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before the Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Portfolio will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Portfolio will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Portfolio's investment portfolio may occur. Accordingly, the actual remaining maturity of the Portfolio's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Portfolio's investment portfolio.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Portfolio, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. The Portfolio may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality). The Portfolio may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk debt." The Portfolio will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Portfolio may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Portfolio will receive these fees directly from the Borrower if the Portfolio is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Portfolio acquires an interest in a Senior Loan by way of Assignment. Whether or not the Portfolio receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Portfolio and the Lender selling such interests. When the Portfolio is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Portfolio based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Portfolio may deduct a portion of the interest and any fees payable to the Portfolio as an administrative fee prior to payment thereof to the Portfolio. The Portfolio may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Portfolio a portion of any fees that the Portfolio would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Portfolio in Senior Loans could have a materially adverse impact on the yield on the Portfolio's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Portfolio currently intends to reserve against any

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such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Portfolio will not purchase interests in Senior Loans that would require the Portfolio to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

OTHER SECURITIES. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. Each of the Portfolio and the Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Portfolio and the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's or the Portfolio's total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its

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agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Portfolio's and the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund and the Portfolio are both closed-end investment companies. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. The Portfolio generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Portfolio will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Portfolio may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Portfolio invests, such market may be subject to irregular trading activity, wide bid/ ask spreads and extended trade settlement periods. The Portfolio has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Portfolio's assets may be invested in Senior Loan interests, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Portfolio and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Portfolio's operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Portfolio normally will rely primarily on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Portfolio usually will rely on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Portfolio's investments and, where the Portfolio is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

LIMITED INFORMATION. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Portfolio and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield, high risk debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality, although the Fund does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality).

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are

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subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Portfolio to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Portfolio could consummate such a sale might be adversely affected.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer--the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at discounts from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

NON-DIVERSIFICATION. The Portfolio has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Portfolio does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Portfolio intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

OTHER PRACTICES. The Portfolio may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when- issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

AFFILIATION RISK. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. This limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

                           OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve certain special risk considerations. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets in Senior Loans.

BORROWING. The Portfolio is authorized to borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. The Portfolio may enter into an agreement with a financial institution providing for an unsecured discretionary credit facility, the proceeds of which may be used to finance, in part, repurchases. (See "Periodic Repurchase Offers.") Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio. The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of borrowings will be senior to those of shareholders, and the terms of any borrowings may contain provisions which limit certain activities of the Portfolio, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to its ability to liquidate its relatively illiquid investments, intends to repay the borrowings. Interest payments and fees incurred in connection with any borrowings will reduce the amount of net income available for payment to shareholders.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest; (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Portfolio will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Fund's Board of Trustees. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Portfolio buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed-upon price on an agreed-upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date net asset value is determined for the purchase order to the Redemption Pricing Date of the Repurchase Offer in which the shares are accepted for repurchase by the Fund).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to certain restrictions. (See "Other Investment Practices.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Net long-term capital gains realized upon the disposition of shares held longer than five years and whose holding periods begin after December 31, 2000, will be subject to a lower maximum capital gains tax rate. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder--generally distribution payments and redemption proceeds. Backup withholding may be required if:

- the shareholder fails to furnish its properly certified Social Security or other tax identification number;

- the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;

- the Internal Revenue Service ("IRS") informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISOR. The Board of Trustees of the Fund has overall management responsibility for the Fund; the Board of Managers of the Portfolio has overall management responsibility for the Portfolio. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, managers and officers. Since the Fund and the Portfolio have the same Board members, they have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

Stein Roe & Farnham Incorporated, located at One South Wacker Drive, Chicago, IL 60606, is the Fund's investment advisor. Stein Roe is responsible for managing the investment portfolio of the Portfolio and the Fund's management, subject to oversight by their respective Boards. Stein Roe manages the Fund's day-to-day business, including placing all orders for the purchase and sales of the Portfolio's securities. Stein Roe and its predecessor have advised and managed mutual funds since 1949 and have been providing advisory services since 1932. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is a wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia Management"), a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Columbia Management. Columbia Management includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

FEES AND EXPENSES. Stein Roe provides administrative services to the Fund and Portfolio and portfolio management services to the Portfolio. Stein Roe is entitled to receive a monthly fee from the Fund, computed and accrued daily, based on an annual rate of 0.20% of average net assets and a monthly management fee from the Portfolio, computed and accrued daily, based on an annual rate of 0.45% of average net assets of the Portfolio. However, Stein Roe may waive a portion of its fees.

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, senior vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. ("Transfer Agent"), P.O. Box 8081, Boston, Massachusetts 02266-8081, a wholly owned subsidiary of FleetBoston Financial Corporation, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111-2621. The Distributor is a subsidiary of Colonial Management Associates, Inc., a wholly owned subsidiary of FleetBoston Financial Corporation.

CUSTODIAN. State Street Bank and Trust Company ("Custodian"), 225 Franklin Street, Boston, MA 02101, is the Custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                                HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

    METHOD                                                     INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor    receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)        Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional investment stub included in your account
(existing account)   statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer       Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                     Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund
plan account.        investment You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging       fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification      Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

INVESTMENT MINIMUMS
            Initial Investment ............................   $ 2,500
            Subsequent Investments ........................   $    50
            Automatic Investment Plan .....................   $    50
            Retirement Plans ..............................   $    25

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                             MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES. You may be subject to an initial sales charge when you purchase or an early withdrawal charge ("EWC") when you offer your shares for repurchase. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment. The sales charge you pay on an additional investment is based on the amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

                                                            AS A % OF                       % OF OFFERING
                                                           THE PUBLIC        AS A % OF      PRICE PAID TO
                                                            OFFERING           YOUR           FINANCIAL
      AMOUNT INVESTED                                         PRICE         INVESTMENT         ADVISOR
Less than $100,000                                            3.50             3.63             3.25
$100,000 to less than $500,000                                2.25             2.30             2.00
$500,000 to less than $1,000,000                              1.25             1.27             1.00
$1,000,000 or more*                                           0.00             0.00             0.50

----------

*Class A shares bought without an initial sales charge in accounts aggregating
 $1 million to $25 million at the time of purchase are subject to a 1.00% EWC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to an EWC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The EWC does not apply to retirement plans purchased through a fee-based program.

CLASS A SHARES. For Class A share purchases of $1 million or more, financial advisors receive a commission from the Distributor as follows:

AMOUNT INVESTED                              COMMISSION %
First $3 million                                 1.00
$3 million to less than $5 million               0.80
$5 million to less than $25 million              0.50
$25 million or more                              0.25*

----------
*Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS. There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the above chart), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES. Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but carry an EWC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The EWC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. The Distributor pays the financial advisor an up-front commission of 3.25% on sales of Class B shares.

                                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                               SHARES ARE SOLD
Through first year                                                3.25
Through second year                                               3.00
Through third year                                                2.00
Through fourth year                                               1.50
Through fifth year                                                1.00
Longer than five years                                            0.00

CLASS C SHARES. Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry an EWC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying an EWC. Class C shares do not convert into Class A shares. The

Distributor pays the financial advisor an up-front commission of 1.00% on sales of Class C shares.

DISTRIBUTION AND SERVICE FEES. In addition to an EWC, each class of shares is authorized under a distribution plan ("Plan") to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of a exemptive order under the 1940 Act to permit it to have a multi-class structure, EWCs, and distribution and service fees.

Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.35% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

EARLY WITHDRAWAL CHARGES ("EWCS"). Certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you offer for repurchase within a certain amount of time after purchase. The EWC generally declines each year until there is no charge for shares repurchased. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase. Shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in the Statement of Additional Information.

CONVERSION FEATURE. Class B shares will automatically convert to Class A shares after eight years and after that date, Class B shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same class of a fund distributed by the Distributor at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the CDSC or EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Portfolio.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of March, June, September and December, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of regular trading on the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe
(i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and
(iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Fund's Board of Trustees has determined that the time at which the net asset value will be computed will be as of the close of regular trading on the NYSE. You may call 1-800-345-6611 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund and the Portfolio must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund and the Portfolio will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund or the Portfolio, as applicable, has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Portfolio has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund and the Portfolio can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund or the Portfolio falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of Fund shares is generally the net asset value per share except for Class A share purchases at the public offering price. The Fund determines the net asset value of each class of its shares as of the close of regular trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of each class's assets less its liabilities by the number of that class's shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Fund's Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Portfolio invests generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other fixed income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund utilizes the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Portfolio. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Portfolio, or does not provide values for a significant portion of the Senior Loans held by the Portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations are reviewed by the officers of Stein Roe under the general supervision of the Fund's Board of Trustees. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Fund's Board of Trustees, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                             PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield. The Fund will calculate its standardized 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in The Wall Street Journal; (b) the CD Rate as quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index (TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications. The Fund will calculate its standard 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the Loan Fund Index, and compare that to the total return of the Fund and other indices.

In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the Loan Fund Index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered representative of what an investor's yield or total return may be in the future.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 13, 1998, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares--Class A, Class B, Class C and Class Z. Class Z shares are offered through a separate prospectus to eligible investors.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Dividends, Voting and Liquidation Rights. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Fund's Board of Trustees then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Fund's Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Fund's Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2002, the following shares of the Fund were outstanding:

                                                          (3)                      (4)
                                 (2)                 AMOUNT HELD BY         AMOUNT OUTSTANDING
    (1)                         AMOUNT                FUND OR FOR          EXCLUSIVE OF AMOUNT
TITLE OF CLASS                AUTHORIZED              ITS ACCOUNT            SHOWN UNDER(3)
----------------------------------------------------------------------------------------------
Class A                       Unlimited                    0                 10,013,431.926
Class B                       Unlimited                    0                 18,613,321.225
Class C                       Unlimited                    0                 13,767,945.412
Class Z                       Unlimited                    0                  1,066,456.687

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

The Fund seeks to achieve its objective by investing all of its assets in another closed-end fund, the Portfolio, having an investment objective identical to that of the Fund. The initial shareholder of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to "Investment Objective and Policies" for a description of the investment objectives, policies, and restrictions of the Portfolio. The management and expenses of both the Fund and the Portfolio are described under "Fund Expenses" and "Management of the Fund--Fees and Expenses." The Fund bears its proportionate share of Portfolio expenses.

Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund, and the corresponding fundamental policies of the Portfolio, can be changed only with shareholder approval.

If the Fund, as a Portfolio investor, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by the Fund's shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of the Fund would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment advisor. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of Senior Loans (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such Senior Loans to cash. In addition, a distribution in kind could result in a less diversified portfolio of the Fund and could affect the liquidity of the Fund.

The Portfolio may permit other investment companies and/or other institutional investors to invest, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund and could incur different administrative fees, expenses, and sales commissions than the Fund. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional Senior Loans and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's Senior Loans, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in the Portfolio may be obtained by writing to Stein Roe Floating Rate Limited Liability Company, One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. Stein Roe may provide administrative or other services to one or more such investors.

                               SHAREHOLDER REPORTS

The Fund issues reports to its shareholders annually and semi-annually that include financial information.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, MA 02111-2621, or by telephone toll-free at 1-800-426-3750.

                             TABLE OF CONTENTS OF
                     STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
The Fund ...............................................................    1
Investment Policies ....................................................    2
Portfolio Investments and Strategies ...................................    2
Investment Restrictions ................................................    8
Repurchase Offer Fundamental Policy ....................................   10
Management .............................................................   14
Financial Statements ...................................................   24
Principal Shareholders .................................................   25
Investment Advisory and Other Services .................................   26
Distributor ............................................................   28
Programs for Reducing or Eliminating Sales Charges .....................   29
Transfer Agent .........................................................   32
Custodian ..............................................................   32
Independent Accountants of the Fund and Portfolio ......................   32
Portfolio Transactions .................................................   32
Additional Income Tax Considerations ...................................   36
Investment Performance .................................................   36
Appendix -- Ratings ....................................................   38

[LOGO] LIBERTYFUNDS
       A MEMBER OF COLUMBIA MANAGEMENT COMPANY

      (C)2003 Liberty Funds Distributor, Inc.
      A Member of Columbia Management Group
      One Financial Center, Boston, MA 02111-2621
      800.426.3750 www.libertyfunds.com

                                                                761-01/135M 1202

LIBERTY FLOATING RATE FUND PROSPECTUS, JANUARY 1, 2003

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

TABLE OF CONTENTS

Prospectus Summary ..............................................           3
Fund Expenses ...................................................           7
Financial Highlights ............................................           8
The Fund ........................................................           9
Use of Proceeds .................................................           9
Investment Objectives and Policies ..............................           9
How the Portfolio Invests .......................................          10
Principal Risks .................................................          17
Other Investment Practices ......................................          21
Distributions and Income Taxes ..................................          25
Management of the Fund ..........................................          27
How to Buy Shares ...............................................          29
Eligible Investors ..............................................          30
Multiple Share Classes ..........................................          30
Periodic Repurchase Offers ......................................          31
Net Asset Value .................................................          33
Performance Information .........................................          35
Organization and Description of Shares ..........................          36
Master Fund/Feeder Fund:
Structure and Risk Factors ......................................          37
Shareholder Reports .............................................          39
Financial Statements ............................................          39
Statement of Additional Information,
Table of Contents ...............................................  Back Cover

Only eligible investors may purchase Class Z shares. See "Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                   Not FDIC    May Lose Value
                                                    Insured  ------------------
                                                             No Bank Guarantee

PROSPECTUS JANUARY 1, 2003

STEIN ROE MUTUAL FUNDS
LIBERTY FLOATING RATE FUND

CLASS Z SHARES

Liberty Floating Rate Fund ("Fund") is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing substantially all of its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), a non-diversified, closed-end management investment company that has the same investment objective as the Fund, rather than investing directly in and managing its own investment portfolio.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a right to payment senior to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Portfolio may also invest in Senior Loans that are not secured by any collateral. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt."

                      PRICE TO               SALES              PROCEEDS
                      PUBLIC(1)               LOAD            TO FUND(2)(3)
---------------------------------------------------------------------------
Per Class Z Share      $8.67                 None                 $8.67

(1) The shares are offered on a best efforts basis by Liberty Funds Distributor, Inc. (the "Distributor") at a price equal to net asset value. The shares are offered continuously. No arrangements have been made to place the funds in an escrow, trust or similar arrangement. The net asset value per share of Class Z on November 30, 2002 was $8.67.

(2)  The Distributor will pay all distribution costs from its own assets.

(3)  Assumes the sale of all shares registered hereby.

Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers ("Repurchase Offer") for 5% to 25% of its outstanding shares. For each repurchase offer, it is anticipated that each repurchase request deadline will be on the 15th day in each of the months of March, June, September and December, or if the 15th day is not a business day, the next business day. It is anticipated that normally the repurchase pricing date will be the same date as the repurchase request deadline, and if so, the repurchase request deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange ("NYSE") on such date. The Fund has determined that the repurchase pricing date may occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. The Fund will repay a repurchase offer no later than seven days after the repurchase pricing date. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF

SOME OR ALL OF THE PRINCIPAL INVESTMENT AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK DEBT"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in Class Z shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 1, 2003, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment advisor is Stein Roe & Farnham Incorporated ("Stein Roe"). The address of the Fund is One Financial Center, Boston, MA 02111-2621.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through the Distributor, as distributor and principal underwriter, and through your financial advisor. Only eligible investors may purchase Class Z shares. (See "How to Buy Shares" and "Eligible Investors.")

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH CERTAIN REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Fund invests substantially all of its net investable assets in the Portfolio under a master/feeder structure. The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company.

The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. Only eligible investors may purchase Class Z shares. See "Eligible Investors" below for more information.

The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

INVESTMENT OBJECTIVE. The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Portfolio or the Fund will achieve its investment objective.

The Portfolio seeks to achieve the objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of Senior Loans to corporations, partnerships and other entities ("Borrowers") that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans.

Any amount less than 25% of total assets of the Fund or Portfolio (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund or Portfolio may invest more than 25% or more of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund and the Portfolio invest at these levels because they regard the issuers of Senior Loans in which the Fund or Portfolio may invest to include the Borrower as well as any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% or more of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. Accordingly, the Fund or Portfolio may be more at risk to any single economic, political, or regulatory occurrence affecting such industries.

HOW THE FUND OR PORTFOLIO INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund or Portfolio may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan ("Primary

Lender").

Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. (See "Periodic Repurchase Offers.")

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund. See "Principal Risks" in the Prospectus for more detailed information.

Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted.

Ongoing Monitoring. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. The Portfolio normally will rely primarily on the Agent or the selling Lender to collect principal of and interest on a Senior Loan and to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan.

Limited Information. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Portfolio is more dependent on the analytical ability of Stein Roe.

Below Investment Grade Securities. The Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

Investments in Non-U.S. Issuers. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

Investments in Equity Securities. To the extent that the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services firms can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected.

Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

Non-Diversification Risk. The Portfolio is not subject to the general limitations under the Investment Company Act of 1940, as amended ("1940 Act") that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. The Portfolio does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

Affiliation Risk. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. The limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISOR. Stein Roe & Farnham Incorporated.

DISTRIBUTOR. Liberty Funds Distributor, Inc.

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares)
Management Fee (%)(1)(2) ....................................    0.65
Other Expenses (%) ..........................................    0.43
                                                                 ----
Total Annual Expenses (%)(2) ................................    1.08
                                                                 ====

(1) Management fees includes both the management fee and the administrative fee charged to the Fund. Stein Roe receives a management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(2) Stein Roe has voluntarily agreed to waive advisory fees and to reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. As a result, the actual Management Fee for Class Z shares would be 0.31% and Total Annual Expenses for Class Z shares would be 0.80%. This arrangement may be modified or terminated by Stein Roe at any time.

EXAMPLE EXPENSES. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
(i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) Fund operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares. Your actual costs may be higher or lower because in reality Fund returns and other expenses change.

1 YEAR              3 YEARS             5 YEARS           10 YEARS
  $11                  $34                 $60               $132

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the fiscal years since inception of Class Z, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

                                                                                                                PERIOD ENDED
                                                                          YEAR ENDED AUGUST 31,                  AUGUST 31,
                                                                 2002             2001             2000            1999(a)
                                                                CLASS Z          CLASS Z          CLASS Z          CLASS Z
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          9.62            10.00            10.07            10.00
                                                                ------           ------            -----            -----
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                         0.57(c)          0.84             0.87             0.47
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                      (0.78)(c)        (0.37)           (0.07)            0.07
                                                                ------           ------            -----            -----
Total from Investment Operations                                 (0.21)            0.47             0.80             0.54

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.58)           (0.85)           (0.87)           (0.47)
In excess of net investment income                                  --               --               --               --(d)
From net realized gains                                             --(d)            --(d)            --(d)            --
                                                                ------           ------            -----            -----
Total Distributions Declared to Shareholders                     (0.58)           (0.85)           (0.87)           (0.47)
                                                                ------           ------            -----            -----
NET ASSET VALUE, END OF PERIOD ($)                                8.83             9.62            10.00            10.07
                                                                ------           ------            -----            -----
TOTAL RETURN (%) (d)(f)                                          (2.33)            4.89             8.23             5.43(g)
RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses                                                0.80             0.80             0.80             1.30(h)
Interest expense allocated from Portfolio                         0.03               --               --               --
Net expenses                                                      0.83             0.80             0.80             1.30(h)
Net investment income                                             6.18(c)          8.63             8.94             7.10(h)
Waiver/reimbursement                                              0.28             0.18             0.39            55.49(h)

Net assets, end of period (000's) ($)                           13,236           11,662            6,845              893

----------
(a) Class Z shares were initially offered on December 17, 1998. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, increased the net investment income per share and net realized and unrealized loss per share by less than $0.01 and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01.

(e) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 13, 1998, and managed by the Board of Trustees. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, MA 02111-2621 and its telephone number is 1-800-426-3750.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. Pending investment by the Portfolio, the proceeds may be invested in high quality, short-term securities, and the Portfolio may not achieve its objective during this time.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval. Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using a "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

The Fund invests substantially all of its net investable assets in the Portfolio. The Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Portfolio's net asset value per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Portfolio invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Portfolio may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB, A-3 or higher by Standard & Poor's ("S&P") (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                           HOW THE PORTFOLIO INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Portfolio generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Portfolio will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk debt"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from certain affiliates of the Borrower.

To the extent that the Portfolio invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Portfolio will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Portfolio may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Portfolio's net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Portfolio may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Portfolio's investment portfolio. When the Portfolio holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Portfolio and such Lenders will not consider the interests of the Portfolio in connection with their votes.

Senior Loans in which the Portfolio will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending rate ("Prime Rate") offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Interbank Offered Rate ("LIBOR") or the certificate of deposit ("CD") rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified

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period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS AND PARTICIPATIONS. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Portfolio may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Portfolio has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Portfolio may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Portfolio will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Portfolio and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for

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the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal, and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation (i.e., it is neither highly protected nor poorly secured). The Portfolio ordinarily will purchase a Participation only if, at the time of the purchase, the Portfolio believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Portfolio does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Portfolio is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Portfolio.

The Portfolio may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Portfolio is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Portfolio is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Portfolio will never act as the Agent, originator, or principal negotiator or administrator of a Senior Loan.

The Portfolio will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other interpositioned institution with respect to an Assignment interpositioned between the Portfolio and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Portfolio should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Portfolio could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Portfolio's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years,

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inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Portfolio's net asset value as a result of changes in interest rates. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before the Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Portfolio will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Portfolio will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Portfolio's investment portfolio may occur. Accordingly, the actual remaining maturity of the Portfolio's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Portfolio's investment portfolio.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Portfolio, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in

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Senior Loans.

BORROWER CREDIT RATINGS. The Portfolio may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality). The Portfolio may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk debt." The Portfolio will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Portfolio may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Portfolio will receive these fees directly from the Borrower if the Portfolio is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Portfolio acquires an interest in a Senior Loan by way of Assignment. Whether or not the Portfolio receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Portfolio and the Lender selling such interests. When the Portfolio is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Portfolio based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Portfolio may deduct a portion of the interest and any fees payable to the Portfolio as an administrative fee prior to payment thereof to the Portfolio. The Portfolio may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Portfolio a portion of any fees that the Portfolio would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Portfolio in Senior Loans could have a materially adverse impact on the yield on the Portfolio's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance

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with specified financial requirements. The Portfolio currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Portfolio will not purchase interests in Senior Loans that would require the Portfolio to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

OTHER SECURITIES. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. Each of the Portfolio and the Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Portfolio and the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's or the Portfolio's total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund may not, however, invest more than 25% of its

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total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Portfolio's and the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund and the Portfolio are both closed- end investment companies. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. The Portfolio generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Portfolio will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the

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Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Portfolio may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Portfolio invests, such market may be subject to irregular trading activity, wide bid/ ask spreads and extended trade settlement periods. The Portfolio has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Portfolio's assets may be invested in Senior Loan interests, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Portfolio and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Portfolio's operations require cash, such as when the Fund makes a repurchase offer for its shares, and may result in borrowing to meet short-term cash requirements.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Portfolio normally will rely primarily on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Portfolio usually will rely on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Portfolio's investments and, where the Portfolio is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

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LIMITED INFORMATION. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Portfolio and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield, high risk debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality, although the Fund does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality).

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same

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direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Portfolio to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Portfolio could consummate such a sale might be adversely affected.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily

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marketable. The shares of closed-end investment companies often trade at discounts from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

NON-DIVERSIFICATION. The Portfolio has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Portfolio does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Portfolio intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

OTHER PRACTICES. The Portfolio may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when- issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

AFFILIATION RISK. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. This limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

                           OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve certain special risk considerations. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets in Senior Loans.

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BORROWING. The Portfolio is authorized to borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. The Portfolio may enter into an agreement with a financial institution providing for an unsecured discretionary credit facility, the proceeds of which may be used to finance, in part, repurchases. (See "Periodic Repurchase Offers.") Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio. The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of borrowings will be senior to those of shareholders, and the terms of any borrowings may contain provisions which limit certain activities of the Portfolio, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to its ability to liquidate its relatively illiquid investments, intends to repay the borrowings. Interest payments and fees incurred in connection with any borrowings will reduce the amount of net income available for payment to shareholders.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period

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of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Portfolio will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such

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swap. Accordingly, the Portfolio does not treat swaps as senior securities. The
Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Fund's Board of Trustees. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Portfolio buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at

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minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed-upon price on an agreed-upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date net asset value is determined for the purchase order to the Redemption Pricing Date of the Repurchase Offer in which the shares are accepted for repurchase by the Fund).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you

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do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to certain restrictions. (See "Other Investment Practices.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Net long-term capital gains realized upon the disposition of shares held longer than five years and whose holding periods begin after December 31, 2000, will be subject to a lower maximum capital gains tax rate. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the

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proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder--generally distribution payments and redemption proceeds. Backup withholding may be required if:

         - the shareholder fails to furnish its properly certified Social Security or other tax identification number;

         - the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;

         - the Internal Revenue Service ("IRS") informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISOR. The Board of Trustees of the Fund has overall management responsibility for the Fund; the Board of Managers of the Portfolio has overall management responsibility for the Portfolio. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, managers and officers. Since the Fund and the Portfolio have the same Board members, they have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

Stein Roe & Farnham Incorporated, located at One South Wacker Drive, Chicago, IL 60606, is the Fund's investment advisor. Stein Roe is responsible for managing the investment portfolio of the Portfolio and the Fund's management, subject to oversight by their respective Boards. Stein Roe manages the Fund's day-to-day business, including placing all orders for the purchase and sales of the Portfolio's securities. Stein Roe and its predecessors have advised and managed mutual funds since 1949 and have been providing advisory services since 1932. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is a wholly owned subsidiary of Columbia Management Group, Inc., ("Columbia Management") a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding corporation.

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Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Columbia Management. Columbia Management includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

FEES AND EXPENSES. Stein Roe provides administrative services to the Fund and Portfolio and portfolio management services to the Portfolio. Stein Roe is entitled to receive a monthly fee from the Fund, computed and accrued daily, based on an annual rate of 0.20% of average net assets and a monthly management fee from the Portfolio, computed and accrued daily, based on an annual rate of 0.45% of average net assets of the Portfolio. However, Stein Roe may waive a portion of its fees.

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, senior vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. ("Transfer Agent"), P.O. Box 8081, Boston, Massachusetts 02266-8081, a wholly owned subsidiary of FleetBoston Financial Corporation, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111-2621. The Distributor is a subsidiary of Colonial Management Associates, Inc., a wholly owned subsidiary of FleetBoston Financial Corporation.

CUSTODIAN. State Street Bank and Trust Company ("Custodian"), 225 Franklin Street, Boston, MA 02101, is the Custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                                HOW TO BUY SHARES

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

METHOD                      INSTRUCTIONS
Through your financial      Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                     receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m.

                            Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------
By check                    For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)               Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By check                    For existing accounts fill out and return the additional investment stub included in your account
(existing account)          statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                 You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge when exchanging from a money market fund. To exchange by telephone, call
                            1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By wire                     You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic               You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer              Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic                   You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan             account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar            You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging              fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to

                            complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By dividend                 You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification             Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.

                               ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

         - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by the Distributor who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no- load shares of the funds merged with funds distributed by the Distributor;

         - any trustee of or director (or family member) of any fund distributed by the Distributor; and

         - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

         - clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge clients an asset-based fee; and

         - any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

         - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

         - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the Distributor or through a third-party broker-dealer;

         - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

         - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                             MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers one class of shares in this prospectus -- Class Z shares, which are available to Eligible Investors at net asset value without a sales charge or early withdrawal charge. The Fund also offers Classes A, B and C shares through a separate prospectus.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of Class Z or Class A shares of another fund distributed by the Distributor at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the CDSC or EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Portfolio.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of March, June, September and December, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of regular trading on the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe
(i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and
(iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Fund's Board of Trustees has determined that the time at which the net asset value will be computed will be as of the close of regular trading on the NYSE. You may call 1-800-426-3750 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund and the Portfolio must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund and the Portfolio will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund or the Portfolio, as applicable, has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Portfolio has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund and the Portfolio can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund or the Portfolio falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of Fund shares is generally the net asset value per share. The Fund determines the net asset value of each class of its shares as of the close of regular trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of each class's assets less its liabilities by the number of that class's shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Fund's Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Portfolio invests generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other fixed income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund utilizes the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Portfolio. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Portfolio, or does not provide values for a significant portion of the Senior Loans held by the Portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations are reviewed by the officers of Stein Roe under the general supervision of the Fund's Board of Trustees. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Fund's Board of Trustees, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                             PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield. The Fund will calculate its standardized 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in The Wall Street Journal; (b) the CD Rate as quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index (TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications. The Fund will calculate its standard 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.

In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered representative of what an investor's yield or total return may be in the future.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 13, 1998, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares -- Class A, Class B, Class C and Class Z. Class A, Class B and Class C shares are offered through a separate prospectus.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Dividends, Voting and Liquidation Rights. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Fund's Board of Trustees then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Fund's Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Fund's Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2002, the following shares of the Fund were outstanding:

                                                                                               (4)
                                      (2)                          (3)                  AMOUNT OUTSTANDING
     (1)                             AMOUNT                AMOUNT HELD BY FUND         EXCLUSIVE OF AMOUNT
TITLE OF CLASS                     AUTHORIZED              OR FOR ITS ACCOUNT             SHOWN UNDER (3)
----------------------------------------------------------------------------------------------------------
    Class A                        Unlimited                       0                     10,013,431.926
    Class B                        Unlimited                       0                     18,613,321.225

Class C                            Unlimited                       0                   13,767,945.412
Class Z                            Unlimited                       0                    1,066,456.687

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

The Fund seeks to achieve its objective by investing all of its assets in another closed-end fund, the Portfolio, having an investment objective identical to that of the Fund. The initial shareholder of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to "Investment Objective and Policies" for a description of the investment objectives, policies, and restrictions of the Portfolio. The management and expenses of both the Fund and the Portfolio are described under "Fund Expenses" and "Management of the Fund -- Fees and Expenses." The Fund bears its proportionate share of Portfolio expenses.

Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund, and the corresponding fundamental policies of the Portfolio, can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by the Fund's shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of the Fund would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment advisor. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of Senior Loans (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such Senior Loans to cash. In addition, a distribution in kind could result in a less diversified portfolio of the Fund and could affect the liquidity of the Fund.

The Portfolio may permit other investment companies and/or other institutional investors to invest, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, and could incur different administrative fees, expenses, and sales commissions than the Fund. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional Senior Loans and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's Senior Loans, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in the Portfolio may be obtained by writing to Stein Roe Floating Rate Limited Liability Company, One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. Stein Roe may provide administrative or other services to one or more such investors.

                               SHAREHOLDER REPORTS

The Fund issues reports to its shareholders annually and semi-annually that include financial information.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, MA 02111-2621, or by telephone toll- free at 1-800-426-3750.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
The Fund ..............................................................     1
Investment Policies ...................................................     2
Portfolio Investments and Strategies ..................................     2
Investment Restrictions ...............................................     8
Repurchase Offer Fundamental Policy ...................................    10
Management ............................................................    14
Financial Statements ..................................................    24
Principal Shareholders ................................................    25
Investment Advisory and Other Services ................................    26
Distributor ...........................................................    28
Programs for Reducing or Eliminating Sales Charges ....................    29
Transfer Agent ........................................................    32
Custodian .............................................................    32
Independent Accountants of the Fund and Portfolio .....................    32
Portfolio Transactions ................................................    32
Additional Income Tax Considerations ..................................    36
Investment Performance ................................................    36
Appendix -- Ratings ...................................................    38

Liberty Funds

A Member of Columbia Management Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group

One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com

                                                                761-01/143M 1202

                           COLUMBIA FLOATING RATE FUND
                     SUPPLEMENT TO CLASS Z SHARE PROSPECTUS
                              DATED JANUARY 1, 2003

THE PROSPECTUS FOR CLASS Z SHARES IS AMENDED AS FOLLOWS:

1. Effective October 13, 2003, the Fund changed its name to "Columbia Floating Rate Fund." All references in the Prospectus to "Liberty Floating Rate Fund" are amended to "Columbia Floating Rate Fund." All references in the Prospectus to "Stein Roe Floating Rate Limited Liability Company" are amended to "Columbia Floating Rate Limited Liability Company."

2. All references to "Stein Roe and Farnham Incorporated" are amended to "Columbia Management Advisors, Inc." See paragraph 7 of this Supplement.

3. All references in the Prospectus to the number of shares of Class Z of the Fund registered with the Securities and Exchange Commission are amended to reflect the registration of an additional 18,000,000 Class Z shares, bringing the total number of registered Class Z shares to 28,000,000.

4. The table on the front cover of the Prospectus is replaced in its entirety with the following:

                                                      Maximum Initial
                       Price to the Public (1)           Sales Load            Proceeds to Fund
-----------------------------------------------------------------------------------------------
Per Class Z Share       $9.46                          None                     $9.46

(1) The shares are offered on a best efforts basis by Columbia Funds Distributor, Inc. (the "Distributor") at a price equal to net asset value. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place funds in an escrow, trust, or similar arrangement. As of October 24, 2003, net asset value per share of the Fund's Class Z shares was $9.46.

5. The section entitled "FUND EXPENSES" is replaced in its entirety with the following:

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class Z shares of the Fund.

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares)
Management Fees (%) (1)(2)                                                        0.65
Distribution and Service Fees (%)                                                 0.00
Other Expenses (%) (2)(3)                                                         0.37
                                                                                  ----
Total Annual Expenses (%) (2)(3)                                                  1.02
                                                                                  ====

------------------------------
(1) Management fees includes both the management fee and the administrative fee charged to the Fund. Columbia Management receives an annual management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(2) Columbia Management has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses will not exceed 0.80%. As a result, the actual Management Fee would be 0.43% and Total Annual Expenses would be 0.80%. This arrangement may be modified or terminated by Columbia Management at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund that will be effective November 1, 2003. If the prior transfer agency fees were reflected in the table, other expenses would be 0.43% and total annual expenses would be 1.08%.

EXAMPLE EXPENSES. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
(i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

CLASS            1 YEAR     3 YEARS     5 YEARS      10 YEARS
-----            ------     -------     -------      --------
Class 2           $10         $32         $56          $125

6. The table under the section entitled "Financial Highlights" is replaced in its entirety with the following:

                                                                   YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                          -------------------------------------------------------------------        AUGUST 31,
CLASS Z SHARES                               2003                 2002               2001             2000           1999 (a)
--------------                               ----                 ----               ----             ----           --------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     8.83          $     9.62          $    10.00       $    10.07       $    10.00
                                          ----------          ----------          ----------       ----------       ----------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                       0.50                0.57(c)             0.84             0.87             0.47
Net realized and unrealized
  gain (loss)
   Allocated from Portfolio                     0.47               (0.78)(c)           (0.37)           (0.07)            0.07
                                          ----------          ----------          ----------       ----------       ----------
     Total from Investment Operations           0.97               (0.21)               0.47             0.80             0.54
                                          ----------          ----------          ----------       ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.51)              (0.58)              (0.85)           (0.87)           (0.47)
In excess of net investment income                --                  --                  --               --               --(d)
From net realized gains                           --                  --(d)               --(d)            --(d)            --
                                          ----------          ----------          ----------       ----------       ----------
     Total Distributions Declared
       to Shareholders                         (0.51)              (0.58)              (0.85)           (0.87)           (0.47)
                                          ----------          ----------          ----------       ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     9.29          $     8.83          $     9.62       $    10.00       $    10.07
                                          ==========          ==========          ==========       ==========       ==========
Total return (e)(f)                            11.42%(g)           (2.33)%              4.89%            8.23%            5.43%(h)
                                          ==========          ==========          ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses                              0.80%               0.80%               0.80%            0.80%            1.30%(j)
Interest expense allocated
  from Portfolio                               --(i)                0.03%                 --               --               --
Net expenses                                    0.80%               0.83%               0.80%            0.80%            1.30%(j)
Net investment income                           5.52%               6.18%(c)            8.63%            8.94%            7.10%(j)
Waiver/reimbursement                            0.28%               0.28%               0.18%            0.39%           55.49%(j)
Net assets, end of period (000's)         $   31,055          $   13,236          $   11,662       $    6,845       $      893


(a)   From commencement of operations on December 17, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)   Rounds to less than $0.01.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.

(h)   Not annualized.

(i)   Rounds to less than 0.01%.

(j)   Annualized.

7. The second paragraph of the section entitled "Board of Trustees and Investment Advisor" under "MANAGEMENT OF THE FUND" is replaced in its entirety with the following:

         Columbia Management Advisors, Inc. ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2002, Columbia Management and its affiliates managed over $145 billion in assets.

         On April 1, 2003, several advisory subsidiaries of Columbia, including Stein Roe & Farnham Incorporated ("Stein Roe"), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As a result of the merger, Columbia is now the investment advisor to the Fund.

8. All references to "Liberty Funds Services, Inc.," the Fund's transfer agent, are amended to "Columbia Funds Services, Inc."

9. All references to "Liberty Funds Distributor, Inc.," the Fund's distributor, are amended to "Columbia Funds Distributor, Inc."

10. The section entitled "ELIGIBLE INVESTORS" is replaced in its entirety with the following:

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc.
          (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

     - Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

     - Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

     - Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge clients an asset-based fee; and

     - Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

     - Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);

     - A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

     - Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

11. The table under the section "Status of Shares" is replaced with the following:

         As of October 24, 2003, the following shares of the Fund were outstanding:

                                                                                              (4)
                                                                 (3)                  AMOUNT OUTSTANDING
     (1)                            (2)                AMOUNT HELD BY FUND FOR     EXCLUSIVE OF AMOUNT SHOWN
TITLE OF CLASS               AMOUNT AUTHORIZED               ITS ACCOUNT                   UNDER (3)
   Class A                       Unlimited                        0                      12,254,667.66
   Class B                       Unlimited                        0                      17,874,817.46
   Class C                       Unlimited                        0                      16,500,088.762
   Class Z                       Unlimited                        0                       5,616,147.775

LIBERTY FLOATING RATE FUND   PROSPECTUS, JANUARY 1, 2003

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

TABLE OF CONTENTS

Prospectus Summary ..............................................           3
Fund Expenses ...................................................           7
Financial Highlights ............................................           8
The Fund ........................................................           9
Use of Proceeds .................................................           9
Investment Objectives and Policies ..............................           9
How the Portfolio Invests .......................................          10
Principal Risks .................................................          17
Other Investment Practices ......................................          21
Distributions and Income Taxes ..................................          25
Management of the Fund ..........................................          27
How to Buy Shares ...............................................          29
Eligible Investors ..............................................          30
Multiple Share Classes ..........................................          30
Periodic Repurchase Offers ......................................          31
Net Asset Value .................................................          33
Performance Information .........................................          35
Organization and Description of Shares ..........................          36
Master Fund/Feeder Fund:
Structure and Risk Factors ......................................          37
Shareholder Reports .............................................          39
Financial Statements ............................................          39
Statement of Additional Information,
Table of Contents ...............................................  Back Cover

Only eligible investors may purchase Class Z shares. See "Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                   Not FDIC   May Lose Value
                                                    Insured ------------------
                                                             No Bank Guarantee

PROSPECTUS  JANUARY 1, 2003

STEIN ROE MUTUAL FUNDS
LIBERTY FLOATING RATE FUND
CLASS Z SHARES

Liberty Floating Rate Fund ("Fund") is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing substantially all of its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), a non-diversified, closed-end management investment company that has the same investment objective as the Fund, rather than investing directly in and managing its own investment portfolio.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a right to payment senior to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Portfolio may also invest in Senior Loans that are not secured by any collateral. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt."

                      PRICE TO               SALES            PROCEEDS
                      PUBLIC(1)              LOAD             TO FUND(2)(3)
----------------------------------------------------------------------------
Per Class Z Share      $8.67                 None               $8.67

(1) The shares are offered on a best efforts basis by Liberty Funds Distributor, Inc. (the "Distributor") at a price equal to net asset value. The shares are offered continuously. No arrangements have been made to place the funds in an escrow, trust or similar arrangement. The net asset value per share of Class Z on November 30, 2002 was $8.67.

(2) The Distributor will pay all distribution costs from its own assets.

(3) Assumes the sale of all shares registered hereby.

Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers ("Repurchase Offer") for 5% to 25% of its outstanding shares. For each repurchase offer, it is anticipated that each repurchase request deadline will be on the 15th day in each of the months of March, June, September and December, or if the 15th day is not a business day, the next business day. It is anticipated that normally the repurchase pricing date will be the same date as the repurchase request deadline, and if so, the repurchase request deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange ("NYSE") on such date. The Fund has determined that the repurchase pricing date may occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. The Fund will repay a repurchase offer no later than seven days after the repurchase pricing date. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK DEBT"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in Class Z shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 1, 2003, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment advisor is Stein Roe & Farnham Incorporated ("Stein Roe"). The address of the Fund is One Financial Center, Boston, MA 02111-2621.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through the Distributor, as distributor and principal underwriter, and through your financial advisor. Only eligible investors may purchase Class Z shares. (See "How to Buy Shares" and "Eligible Investors.")

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH CERTAIN REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                              PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Fund invests substantially all of its net investable assets in the Portfolio under a master/feeder structure. The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company.

The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. Only eligible investors may purchase Class Z shares. See "Eligible Investors" below for more information. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

INVESTMENT OBJECTIVE. The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Portfolio or the Fund will achieve its investment objective.

The Portfolio seeks to achieve the objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of Senior Loans to corporations, partnerships and other entities ("Borrowers") that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans.

Any amount less than 25% of total assets of the Fund or Portfolio (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund or Portfolio may invest more than 25% or more of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund and the Portfolio invest at these levels because they regard the issuers of Senior Loans in which the Fund or Portfolio may invest to include the Borrower as well as any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% or more of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. Accordingly, the Fund or Portfolio may be more at risk to any single economic, political, or regulatory occurrence affecting such industries.

HOW THE FUND OR PORTFOLIO INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund or Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund or Portfolio may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan ("Primary Lender").

Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. (See "Periodic Repurchase Offers.")

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund. See "Principal Risks" in the Prospectus for more detailed information.

Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted.

Ongoing Monitoring. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. The Portfolio normally will rely primarily on the Agent or the selling Lender to collect principal of and interest on a Senior Loan and to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan.

Limited Information. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Portfolio is more dependent on the analytical ability of Stein Roe.

Below Investment Grade Securities. The Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

Investments in Non-U.S. Issuers. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

Investments in Equity Securities. To the extent that the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services firms can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected.

Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

Non-Diversification Risk. The Portfolio is not subject to the general limitations under the Investment Company Act of 1940, as amended ("1940 Act") that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. The Portfolio does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

Affiliation Risk. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. The limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISOR. Stein Roe & Farnham Incorporated.

DISTRIBUTOR. Liberty Funds Distributor, Inc.

                                FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares)
Management Fee (%)(1)(2) .................................... 0.65
Other Expenses (%) .......................................... 0.43
                                                              ----
Total Annual Expenses (%)(2) ................................ 1.08
                                                              ====

(1) Management fees includes both the management fee and the administrative fee charged to the Fund. Stein Roe receives a management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(2) Stein Roe has voluntarily agreed to waive advisory fees and to reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. As a result, the actual Management Fee for Class Z shares would be 0.31% and Total Annual Expenses for Class Z shares would be 0.80%. This arrangement may be modified or terminated by Stein Roe at any time.

EXAMPLE EXPENSES. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
(i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) Fund operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares. Your actual costs may be higher or lower because in reality Fund returns and other expenses change.

1 YEAR              3 YEARS             5 YEARS           10 YEARS
 $11                  $34                 $60               $132

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the fiscal years since inception of Class Z, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

                                                                                                                PERIOD ENDED
                                                                          YEAR ENDED AUGUST 31,                  AUGUST 31,
                                                                 2002             2001             2000            1999(a)
                                                                CLASS Z          CLASS Z          CLASS Z          CLASS Z
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          9.62            10.00            10.07            10.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                         0.57(c)          0.84             0.87             0.47
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                      (0.78)(c)        (0.37)           (0.07)            0.07
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.21)            0.47             0.80             0.54
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.58)           (0.85)           (0.87)           (0.47)
In excess of net investment income                                  --               --               --               --(d)
From net realized gains                                             --(d)            --(d)            --(d)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.58)           (0.85)           (0.87)           (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                8.83             9.62            10.00            10.07
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (d)(f)                                          (2.33)            4.89             8.23             5.43(g)

RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses                                                0.80             0.80             0.80             1.30(h)
Interest expense allocated from Portfolio                         0.03               --               --               --
Net expenses                                                      0.83             0.80             0.80             1.30(h)
Net investment income                                             6.18(c)          8.63             8.94             7.10(h)
Waiver/reimbursement                                              0.28             0.18             0.39            55.49(h)

Net assets, end of period (000's) ($)                           13,236           11,662            6,845              893

------------------------
(a) Class Z shares were initially offered on December 17, 1998. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, increased the net investment income per share and net realized and unrealized loss per share by less than $0.01 and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d) Rounds to less than $0.01.

(e) Had Stein Roe not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Not annualized.

(h) Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 13, 1998, and managed by the Board of Trustees. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, MA 02111-2621 and its telephone number is 1-800-426-3750.

                               USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. Pending investment by the Portfolio, the proceeds may be invested in high quality, short-term securities, and the Portfolio may not achieve its objective during this time.

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval. Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using a "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

The Fund invests substantially all of its net investable assets in the Portfolio. The Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Portfolio's net asset value per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Portfolio invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Portfolio may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB, A-3 or higher by Standard & Poor's ("S&P") (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                          HOW THE PORTFOLIO INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Portfolio generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Portfolio will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk debt"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from certain affiliates of the Borrower.

To the extent that the Portfolio invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Portfolio will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Portfolio may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Portfolio's net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Portfolio may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Portfolio's investment portfolio. When the Portfolio holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Portfolio and such Lenders will not consider the interests of the Portfolio in connection with their votes.

Senior Loans in which the Portfolio will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending rate ("Prime Rate") offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Interbank Offered Rate ("LIBOR") or the certificate of deposit ("CD") rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS AND PARTICIPATIONS. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Portfolio may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Portfolio has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Portfolio may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Portfolio will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Portfolio and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal, and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation (i.e., it is neither highly protected nor poorly secured). The Portfolio ordinarily will purchase a Participation only if, at the time of the purchase, the Portfolio believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Portfolio does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Portfolio is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Portfolio.

The Portfolio may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Portfolio is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Portfolio is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Portfolio will never act as the Agent, originator, or principal negotiator or administrator of a Senior Loan.

The Portfolio will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other interpositioned institution with respect to an Assignment interpositioned between the Portfolio and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Portfolio should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Portfolio could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Portfolio's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the

Portfolio's net asset value as a result of changes in interest rates. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before the Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Portfolio will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Portfolio will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Portfolio's investment portfolio may occur. Accordingly, the actual remaining maturity of the Portfolio's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Portfolio's investment portfolio.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Portfolio, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. The Portfolio may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality). The Portfolio may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk debt." The Portfolio will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Portfolio may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Portfolio will receive these fees directly from the Borrower if the Portfolio is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Portfolio acquires an interest in a Senior Loan by way of Assignment. Whether or not the Portfolio receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Portfolio and the Lender selling such interests. When the Portfolio is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Portfolio based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Portfolio may deduct a portion of the interest and any fees payable to the Portfolio as an administrative fee prior to payment thereof to the Portfolio. The Portfolio may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Portfolio a portion of any fees that the Portfolio would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Portfolio in Senior Loans could have a materially adverse impact on the yield on the Portfolio's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Portfolio currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Portfolio will not purchase interests in Senior Loans that would require the Portfolio to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

OTHER SECURITIES. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. Each of the Portfolio and the Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Portfolio and the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's or the Portfolio's total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. There is no limitation with respect to obligations issued or guaranteed by the U.S.

government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Portfolio's and the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                               PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund and the Portfolio are both closed-end investment companies. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. The Portfolio generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Portfolio will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan

Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Portfolio may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Portfolio invests, such market may be subject to irregular trading activity, wide bid/ ask spreads and extended trade settlement periods. The Portfolio has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Portfolio's assets may be invested in Senior Loan interests, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Portfolio and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Portfolio's operations require cash, such as when the Fund makes a repurchase offer for its shares, and may result in borrowing to meet short-term cash requirements.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Portfolio normally will rely primarily on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Portfolio usually will rely on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Portfolio's investments and, where the Portfolio is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

LIMITED INFORMATION. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state

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securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Portfolio and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield, high risk debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality, although the Fund does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by Stein Roe to be of comparable quality).

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Portfolio to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Portfolio could consummate such a sale might be adversely affected.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet certain regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at discounts from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

NON-DIVERSIFICATION. The Portfolio has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Portfolio does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Portfolio intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

OTHER PRACTICES. The Portfolio may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

AFFILIATION RISK. Due to Stein Roe's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. This limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund also may invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

                          OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve certain special risk considerations. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets in Senior Loans.

BORROWING. The Portfolio is authorized to borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. The Portfolio may enter into an agreement with a financial institution providing for an unsecured discretionary credit facility, the proceeds of which may be used to finance, in part, repurchases. (See "Periodic Repurchase Offers.") Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio. The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of borrowings will be senior to those of shareholders, and the terms of any borrowings may contain provisions which limit certain activities of the Portfolio, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to its ability to liquidate its relatively illiquid investments, intends to repay the borrowings. Interest payments and fees incurred in connection with any borrowings will reduce the amount of net income available for payment to shareholders.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Portfolio will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Fund's Board of Trustees. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Portfolio buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed-upon price on an agreed-upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                        DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date net asset value is determined for the purchase order to the Redemption Pricing Date of the Repurchase Offer in which the shares are accepted for repurchase by the Fund).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to certain restrictions. (See "Other Investment Practices.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Net long-term capital gains realized upon the disposition of shares held longer than five years and whose holding periods begin after December 31, 2000, will be subject to a lower maximum capital gains tax rate. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares.

Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder--generally distribution payments and redemption proceeds. Backup withholding may be required if:

     - the shareholder fails to furnish its properly certified Social Security or other tax identification number;

     - the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;

     - the Internal Revenue Service ("IRS") informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                            MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISOR. The Board of Trustees of the Fund has overall management responsibility for the Fund; the Board of Managers of the Portfolio has overall management responsibility for the Portfolio. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, managers and officers. Since the Fund and the Portfolio have the same Board members, they have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

Stein Roe & Farnham Incorporated, located at One South Wacker Drive, Chicago, IL 60606, is the Fund's investment advisor. Stein Roe is responsible for managing the investment portfolio of the Portfolio and the Fund's management, subject to oversight by their respective Boards. Stein Roe manages the Fund's day-to-day business, including placing all orders for the purchase and sales of the Portfolio's securities. Stein Roe and its predecessors have advised and managed mutual funds since 1949 and have been providing advisory services since 1932. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is a wholly owned subsidiary of Columbia Management Group, Inc., ("Columbia Management") a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding corporation.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Columbia Management. Columbia Management includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

FEES AND EXPENSES. Stein Roe provides administrative services to the Fund and Portfolio and portfolio management services to the Portfolio. Stein Roe is entitled to receive a monthly fee from the Fund, computed and accrued daily, based on an annual rate of 0.20% of average net assets and a monthly management fee from the Portfolio, computed and accrued daily, based on an annual rate of 0.45% of average net assets of the Portfolio. However, Stein Roe may waive a portion of its fees.

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, senior vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. ("Transfer Agent"), P.O. Box 8081, Boston, Massachusetts 02266-8081, a wholly owned subsidiary of FleetBoston Financial Corporation, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111-2621. The Distributor is a subsidiary of Colonial Management Associates, Inc., a wholly owned subsidiary of FleetBoston Financial Corporation.

CUSTODIAN. State Street Bank and Trust Company ("Custodian"), 225 Franklin Street, Boston, MA 02101, is the Custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                              HOW TO BUY SHARES

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

        METHOD                                                  INSTRUCTIONS

Through your financial      Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                     receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------

By check                    For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)               Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By check                    For existing accounts fill out and return the additional investment stub included in your account
(existing account)          statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                 You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge when exchanging from a money market fund. To exchange by telephone, call
                            1-800-338-2550.
------------------------------------------------------------------------------------------------------------------------------------
By wire                     You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic               You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer              Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic                   You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan             account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar            You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging              fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------

By dividend                 You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification             Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-338-2550.

                              ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

     - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by the Distributor who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or
         (iii) who purchased certain no- load shares of the funds merged with funds distributed by the Distributor;

     - any trustee of or director (or family member) of any fund distributed by the Distributor; and

     - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

     - clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge clients an asset-based fee; and

     - any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

     - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

     - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the Distributor or through a third-party broker-dealer;

     - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

     - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                            MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers one class of shares in this prospectus -- Class Z shares, which are available to Eligible Investors at net asset value without a sales charge or early withdrawal charge. The Fund also offers Classes A, B and C shares through a separate prospectus.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of Class Z or Class A shares of another fund distributed by the Distributor at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the CDSC or EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Portfolio.

                          PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of March, June, September and December, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of regular trading on the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Fund's Board of Trustees has determined that the time at which the net asset value will be computed will be as of the close of regular trading on the NYSE. You may call 1-800-426-3750 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund and the Portfolio must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund and the Portfolio will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund or the Portfolio, as applicable, has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Portfolio has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund and the Portfolio can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund or the Portfolio falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                               NET ASSET VALUE

The purchase or redemption price of Fund shares is generally the net asset value per share. The Fund determines the net asset value of each class of its shares as of the close of regular trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of each class's assets less its liabilities by the number of that class's shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Fund's Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Portfolio invests generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other fixed income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund utilizes the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Portfolio. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Portfolio, or does not provide values for a significant portion of the Senior Loans held by the Portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations are reviewed by the officers of Stein Roe under the general supervision of the Fund's Board of Trustees. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Fund's Board of Trustees, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                           PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding 1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield. The Fund will calculate its standardized 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in The Wall Street Journal; (b) the CD Rate as quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index (TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications. The Fund will calculate its standard 30-day yield in accordance with the SEC's formula, which is described in the section "Investment Performance" in the Statement of Additional Information.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.

In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered representative of what an investor's yield or total return may be in the future.

                    ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 13, 1998, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares -- Class A, Class B, Class C and Class Z. Class A, Class B and Class C shares are offered through a separate prospectus.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Dividends, Voting and Liquidation Rights. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Fund's Board of Trustees then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Fund's Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Fund's Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2002, the following shares of the Fund were outstanding:

                                                                           (4)
                           (2)                 (3)                  AMOUNT OUTSTANDING
     (1)                  AMOUNT       AMOUNT HELD BY FUND         EXCLUSIVE OF AMOUNT
TITLE OF CLASS          AUTHORIZED      OR FOR ITS ACCOUNT           SHOWN UNDER (3)
--------------------------------------------------------------------------------------
Class A                 Unlimited               0                    10,013,431.926
Class B                 Unlimited               0                    18,613,321.225
Class C                 Unlimited               0                    13,767,945.412
Class Z                 Unlimited               0                     1,066,456.687

             MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

The Fund seeks to achieve its objective by investing all of its assets in another closed-end fund, the Portfolio, having an investment objective identical to that of the Fund. The initial shareholder of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to "Investment Objective and Policies" for a description of the investment objectives, policies, and restrictions of the Portfolio. The management and expenses of both the Fund and the Portfolio are described under "Fund Expenses" and "Management of the Fund -- Fees and Expenses." The Fund bears its proportionate share of Portfolio expenses.

Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund, and the corresponding fundamental policies of the Portfolio, can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by the Fund's shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of the Fund would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment advisor. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of Senior Loans (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such Senior Loans to cash. In addition, a distribution in kind could result in a less diversified portfolio of the Fund and could affect the liquidity of the Fund.

The Portfolio may permit other investment companies and/or other institutional investors to invest, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, and could incur different administrative fees, expenses, and sales commissions than the Fund. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional Senior Loans and would tend to reduce the

Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's Senior Loans, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in the Portfolio may be obtained by writing to Stein Roe Floating Rate Limited Liability Company, One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. Stein Roe may provide administrative or other services to one or more such investors.

                             SHAREHOLDER REPORTS

The Fund issues reports to its shareholders annually and semi-annually that include financial information.

                             FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, MA 02111-2621, or by telephone toll-free at 1-800-426-3750.

                             TABLE OF CONTENTS OF
                     STATEMENT OF ADDITIONAL INFORMATION

                                                                     Page
The Fund .........................................................     1
Investment Policies ..............................................     2
Portfolio Investments and Strategies .............................     2
Investment Restrictions ..........................................     8
Repurchase Offer Fundamental Policy ..............................    10
Management .......................................................    14
Financial Statements .............................................    24
Principal Shareholders ...........................................    25
Investment Advisory and Other Services ...........................    26
Distributor ......................................................    28
Programs for Reducing or Eliminating Sales Charges ...............    29
Transfer Agent ...................................................    32
Custodian ........................................................    32
Independent Accountants of the Fund and Portfolio ................    32
Portfolio Transactions ...........................................    32
Additional Income Tax Considerations .............................    36
Investment Performance ...........................................    36
Appendix -- Ratings ..............................................    38

Liberty Funds

A Member of Columbia Management Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com

                                                                761-01/143M 1202

                           COLUMBIA FLOATING RATE FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 2003

THE STATEMENT OF ADDITIONAL INFORMATION IS AMENDED AS FOLLOWS:

1. Effective October 13, 2003, the Fund changed its name to "Columbia Floating Rate Fund." All references in the Statement of Additional Information to "Liberty Floating Rate Fund" are amended to "Columbia Floating Rate Fund." All references in the Statement of Additional Information to "Stein Roe Floating Rate Limited Liability Company" are amended to "Columbia Floating Rate Limited Liability Company."

2. All references to "Stein Roe and Farnham Incorporated" are amended to "Columbia Management Advisors, Inc." See paragraph 6 of this Supplement.

3. The section entitled "MANAGEMENT OF THE FUND" is replaced in its entirety with the following:

Columbia Funds Complex consists of the following funds (the "Funds"):

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios. (For purposes of the Trustee and Trustees' Fees section only, the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of Columbia Funds Trust X and the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios. (For purposes of the Trustee and Trustees' Fees section only, the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (For purposes of the Trustee and Trustees' Fees section only, the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Special Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (For purposes of the Trustee and Trustees' Fees section only, the "Columbia Funds").

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                               Number of
                                                                                             Portfolios in
                                            Year First                                         Columbia
                                            Elected or                                       Funds Complex
     Name, Address              Position   Appointed to        Principal Occupation(s)         Overseen
        and Age                with Funds   Office(1)          During Past Five Years          by Trustee   Other Directorships Held
        -------                ----------  ------------        ----------------------        -------------  ------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 48)      Trustee       1996       Executive Vice President -                124                None
P.O. Box 66100                                           Strategy of United Airlines
Chicago, IL 60666                                        (airline) since December, 2002
                                                         (formerly President of UAL Loyalty
                                                         Services (airline) from September,
                                                         2001 to December, 2002; Executive
                                                         Vice President and Chief Financial
                                                         Officer of United Airlines from
                                                         March, 1993 to September, 2001;
                                                         Senior Vice President and Chief
                                                         Financial officer of UAL, Inc.
                                                         prior thereto).

Janet Langford Kelly (Age 45)   Trustee       1996       Chief Administrative Officer and          124                None
3100 West Beaver Road                                    Senior Vice President, Kmart
Troy, MI 48084-3163                                      Holding Corporation since
                                                         September, 2003 (formerly
                                                         Executive Vice President-Corporate
                                                         Development and Administration,
                                                         General Counsel and Secretary,
                                                         Kellogg Company (food
                                                         manufacturer), from September,
                                                         1999 to August, 2003; Senior Vice
                                                         President, Secretary and General
                                                         Counsel, Sara Lee Corporation
                                                         (branded, packaged, consumer-
                                                         products manufacturer) from
                                                         January, 1995 to September, 1999).

                                                                                               Number of
                                                                                             Portfolios in
                                            Year First                                         Columbia
                                            Elected or                                       Funds Complex
     Name, Address              Position   Appointed to        Principal Occupation(s)         Overseen
        and Age                with Funds   Office(1)          During Past Five Years          by Trustee   Other Directorships Held
        -------                ----------  ------------        ----------------------        -------------  ------------------------
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 67)       Trustee       1995       Private Investor since August,          126(3)               None
10701 Charleston Drive                                   1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                     Executive Officer, U.S. Plywood
                                                         Corporation (building products
                                                         manufacturer)).

Charles R. Nelson (Age 61)       Trustee      1981       Professor of Economics, University      124                  None
Department of Economics                                  of Washington, since January,
University of Washington                                 1976; Ford and Louisa Van Voorhis
Seattle, WA 98195                                        Professor of Political Economy,
                                                         University of Washington, since
                                                         September, 1993; Director,
                                                         Institute for Economic Research,
                                                         University of Washington, since
                                                         September, 2001; Adjunct Professor
                                                         of Statistics, University of
                                                         Washington, since September, 1980;
                                                         Associate Editor, Journal of
                                                         Money Credit and Banking, since
                                                         September, 1993; consultant on
                                                         econometric and statistical
                                                         matters.

John J. Neuhauser (Age 60)      Trustee       1985       Academic Vice President and Dean       127(3),(4)  Saucony, Inc. (athletic
84 College Road                                          of Faculties since August, 1999,                   footwear); SkillSoft
Chestnut Hill, MA 02467-3838                             Boston College (formerly Dean,                     Corp. (E-Learning)
                                                         Boston College School of
                                                         Management from September, 1977
                                                         to September, 1999).

Patrick J. Simpson (Age 58)     Trustee       2000       Partner, Perkins Coie L.L.P.           124                   None
1211 S.W. 5th Avenue                                     (formerly Partner, Stoel Rives
Suite 1500                                               Boley Jones & Grey).
Portland, OR 97204

                                                                                               Number of
                                                                                             Portfolios in
                                            Year First                                         Columbia
                                            Elected or                                       Funds Complex
     Name, Address              Position   Appointed to        Principal Occupation(s)         Overseen
        and Age                with Funds   Office(1)          During Past Five Years          by Trustee   Other Directorships Held
        -------                ----------  ------------        ----------------------        -------------  ------------------------
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 67)      Trustee       1998       Business Consultant since 1999         124                   None
2208 Tawny Woods Place                                   (formerly Professor of Finance
Boise, ID  83706                                         from 1975 to 1999 and Dean from
                                                         1977 to 1991, College of Business,
                                                         Boise State University); Chartered
                                                         Financial Analyst.

Thomas C. Theobald (Age 66)     Trustee       1996       Managing Director, William Blair       124         Anixter International
27 West Monroe Street,                                   Capital Partners (private equity                   (network support
Suite 3500                                               investing) since September, 1994                   equipment distributor),
Chicago, IL 60606                                        (formerly Chief Executive Officer                  Jones Lang LaSalle (real
                                                         and Chairman of the Board of                       estate management
                                                         Directors, Continental Bank                        services) and MONY Group
                                                         Corporation prior thereto).                        (life insurance).

Anne-Lee Verville (Age 58)      Trustee       1998       Author and speaker on educational      125(4)      Chairman of the Board of
359 Stickney Hill Road                                   systems needs (formerly General                    Directors, Enesco Group,
Hopkinton, NH  03229                                     Manager, Global Education Industry                 Inc. (designer, importer
                                                         from 1994 to 1997, and President,                  and distributor of
                                                         Applications Solutions Division                    giftware and
                                                         from 1991 to 1994, IBM Corporation                 collectibles).
                                                         (global education and  global
                                                         applications)).

Richard L. Woolworth (Age 62)   Trustee       1991       Chairman and Chief Executive           124         NW Natural (natural gas
100 S.W. Market Street  #1500                            Officer, The Regence Group                         service provider)
Portland, OR 97207                                       (healthcare maintenance
                                                         organization) (formerly Chairman
                                                         and Chief Executive Officer,
                                                         BlueCross BlueShield of Oregon;
                                                         Certified Public Accountant, Arthur
                                                         Young & Company).

                                                                                             Number of
                                                                                           Portfolios in
                                          Year First                                       Columbia Funds
                                          Elected or                                          Complex
     Name, Address            Position   Appointed to        Principal Occupation(s)         Overseen
        and Age              with Funds   Office(1)          During Past Five Years          by Trustee    Other Directorships Held
        -------              ----------  ------------        ----------------------        -------------   ------------------------
INTERESTED TRUSTEES
William E. Mayer(2)           Trustee       1994       Managing Partner, Park Avenue          126(3)       Lee Enterprises (print
(Age 63)                                               Equity Partners (private equity)                    media), WR Hambrecht +
399 Park Avenue                                        since February, 1999 (formerly                      Co. (financial service
Suite 3204                                             Founding Partner, Development                       provider) and First
New York, NY 10022                                     Capital LLC from November, 1996 to                  Health (healthcare).
                                                       February, 1999; Dean and
                                                       Professor, College of Business and
                                                       Management, University of Maryland
                                                       from October, 1992 to
                                                       November, 1996).

Joseph R. Palombo(2)         Trustee,      2000        Executive Vice President and Chief     125(5)                 None
(Age 50) One Financial       Chairman                  Operating Officer of Columbia
Center Boston, MA 02111       of the                   Management Group, Inc.(Columbia
                             Board and                 Management) since December, 2001
                             President                 and Director, Executive Vice
                                                       President and Chief Operating
                                                       Officer of the Advisor since
                                                       April, 2003 (formerly Chief
                                                       Operations Officer of Mutual
                                                       Funds, Liberty Financial
                                                       Companies, Inc. from August,
                                                       2000 to November, 2001; Executive
                                                       Vice President of Stein Roe &
                                                       Farnham Incorporated (Stein Roe)
                                                       from April, 1999 to April, 2003;
                                                       Director of Colonial Management
                                                       Associates, Inc. (Colonial) from
                                                       April, 1999 to April, 2003;
                                                       Director of Stein Roe from
                                                       September, 2000 to April, 2003);
                                                       President of Columbia Funds and
                                                       Galaxy Funds since February, 2003
                                                       (formerly Vice President from
                                                       September, 2002 to February,
                                                       2003); Manager of Stein Roe
                                                       Floating Rate Limited Liability
                                                       Company since October, 2000;
                                                       (formerly Vice President of the
                                                       Liberty Funds from April, 1999
                                                       to August, 2000; Chief Operating
                                                       Officer and Chief Compliance
                                                       Officer, Putnam Mutual Funds
                                                       from December, 1993 to
                                                       March, 1999).

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees/managers responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees/managers on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees/managers of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a fund in the Columbia Funds Complex).

(2) Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

                                               Year First
                                               Elected or
       Name, Address            Position      Appointed to                Principal Occupation(s)
         and Age                with Fund       Office                    During Past Five Years
       -------------            ---------     ------------                ----------------------
OFFICERS

Vicki L. Benjamin (Age 41)         Chief          2001       Controller of the CMG Funds since May, 2002;
One Financial Center            Accounting                   Chief Accounting Officer of the Columbia Funds
Boston, MA 02111                Officer and                  and Liberty All-Star Funds since June, 2001;
                                Controller                   Controller and Chief Accounting Officer of the
                                                             Galaxy Funds since September, 2002 (formerly
                                                             Vice President, Corporate Audit, State Street
                                                             Bank and Trust Company from May, 1998 to April,
                                                             2001; Senior Audit Manager from July, 1997 to
                                                             May, 1998, Coopers & Lybrand, LLP); Audit
                                                             Manager from July, 1994 to June, 1997.

J. Kevin Connaughton (Age 39)    Treasurer        2000       Treasurer of the CMG Funds since December, 2000;
One Financial Center                                         Vice President of the Advisor since April, 2003
Boston, MA 02111                                             (formerly Controller of the Liberty Funds and of
                                                             the Liberty All-Star Funds from February, 1998 to
                                                             October, 2000); Treasurer of the Galaxy Funds since
                                                             September, 2002; Treasurer, Columbia Management
                                                             Multi-Strategy Hedge Fund, LLC since December, 2002
                                                             (formerly Vice President of Colonial from February,
                                                             1998 to October, 2000 and Senior Tax Manager,
                                                             Coopers & Lybrand, LLP from April, 1996 to January,
                                                             1998).

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended August 31, 2003 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:

                                                                         Total Compensation from the
                              Pension or        Aggregate Compensation     Columbia Funds Complex
                          Retirement Benefits    from the Fund for the   Paid to the Trustees for the
                          Accrued as part of       Fiscal Year Ended          Calendar Year Ended
     Trustee               Fund Expenses(a)        August 31, 2003            December 31, 2002(b)
-----------------------    ------------------   ----------------------   ----------------------------
John A. Benning                   N/A                     N/A                       $   12,306
Robert J. Birnbaum                N/A                     N/A                           24,806
Tom Bleasdale (c)                 N/A                     N/A                           51,500
Lora S. Collins (c)               N/A                     N/A                           96,000
James E. Grinnell (c)             N/A                     N/A                           24,806
Douglas A. Hacker                 N/A                   $1,107                          98,000
Janet Langford Kelly              N/A                    1,040                          97,000
Richard W. Lowry                  N/A                    1,080                         124,806
Salvatore Macera (d)              N/A                    1,007                          98,000
William E. Mayer                  N/A                    1,090                         127,806
James L. Moody, Jr. (c)           N/A                     N/A                           91,000
Charles R. Nelson                 N/A                    1,109                         120,182
John J. Neuhauser                 N/A                    1,121                         124,974
Joseph R. Palombo (e)             N/A                     N/A                            N/A
Patrick J. Simpson                N/A                     N/A                           57,000
Thomas E. Stitzel                 N/A                    1,040                          98,000
Thomas C. Theobald                N/A                    1,090                         102,000
Anne-Lee Verville (g)             N/A                    1,174                         102,000
Richard L. Woolworth              N/A                     N/A                           57,000

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2002, the Columbia Funds Complex consisted of 94 open-end and 14 closed-end management investment company portfolios. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, Patrick J. Simpson and Richard
    L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds and the Columbia Management Multi-Strategy Hedge Fund, LLC each have separate boards of trustees/directors.

(c) In connection with the combination of the Liberty Funds and Stein Roe Funds boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins received $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment continued for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001 and ended on October 1, 2002, were paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Columbia Funds Complex each bore one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Columbia Funds Complex portion of the payments was allocated among the Columbia Funds Complex based on each fund's share of the Trustee fees for 2000.

(d) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the

    All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended August 31, 2003, Mr. Theobald deferred $325 of his compensation from the Fund, pursuant to the deferred compensation plan. At December 31, 2002, the value of Mr. Theobald's account under that plan was $0.

(g) During the fiscal year ended August 31, 2003, Ms. Verville deferred $560 of her compensation from the Fund. In the calendar year ended December 31, 2002, she deferred $51,000 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2002, the value of Ms. Verville's account under that plan was $284,016.

Role of the Board of Trustees

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

         Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Liberty Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended August 31, 2003, the Audit Committee convened eleven times.

Governance Committee

         Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended August 31, 2003, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. Prior to October 8,

2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended August 31, 2003, the Advisory Fees and Expenses Committee convened five times.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and
(ii) in all Funds overseen by the Trustee in the Columbia Funds Complex.

                                                           Aggregate Dollar Range of Equity
                                                             Securities Owned in All Funds
                              Dollar Range of Equity            Overseen by Trustee in
  Name of Trustee          Securities Owned in the Fund         Columbia Funds Complex
  ---------------          ----------------------------    --------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                       $0                           Over $100,000
Janet Langford Kelly                    $0                           Over $100,000
Richard W. Lowry                        $0                           Over $100,000
Salvatore Macera                        $0                        $50,001 - $100,000
Charles R. Nelson                       $0                           Over $100,000
John J. Neuhauser                       $0                           Over $100,000
Patrick J. Simpson                      $0                           Over $100,000
Thomas E. Stitzel                       $0                        $50,001 - $100,000
Thomas C. Theobald                      $0                           Over $100,000
Anne-Lee Verville (h)                   $0                                $0
Richard L. Woolworth                    $0                          $10,001-$50,000

INTERESTED TRUSTEES

William E. Mayer                        $0                        $50,001 - $100,000
Joseph R. Palombo                       $0                           $1 - $10,000

(h) Ms. Verville's share ownership in the Columbia Funds Complex is through her deferred compensation plan.

Trustee Positions

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Columbia Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Fund" in the Fund's Prospectus and

"Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the Columbia Funds Complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Investment Objectives and Policies," "Other Investment Policies" and "Principal Risks" in the Fund's Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment goals and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Expenses" and "Management of the Fund." The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment goals, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Fund"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Fund."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Fund Expenses" in the Fund's Prospectuses. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Investment Performance" in this SAI), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Nelson is also a trustee/director of the Columbia Funds and CMG Funds. Messrs. Neuhauser and Palombo and Ms. Verville are also Directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

The Trustees serve as trustees of all 71 open-end funds managed by the Advisor for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular and special topic joint board meeting and $1,000 for each special telephonic joint board meeting. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each committee meeting attended. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting attended. Committee members, except the Audit Committee, receive $1,500 for each committee meeting attended. Audit Committee members receive $2,000 for each committee meeting attended. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

4. The section entitled "FINANCIAL STATEMENTS" is revised in its entirety as follows:

         Please refer to the Fund's August 31, 2003 Financial Statements and the report of independent accountants contained in the August 31, 2003 Annual Report of the Fund. The Financial Statements and the report of independent accountants are attached hereto.

5. The section entitled "PRINCIPAL SHAREHOLDERS" is revised in its entirety as follows:

         As of October 24, 2003, the Trustees and Officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.

         As of October 24, 2003, the only person(s) known by the Fund to own of record or "beneficially" 5% or more of its outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                      PERCENTAGE & NUMBER OF
                                                      OUTSTANDING SHARES HELD
                                                  ------------------------------
       NAME AND ADDRESS                 CLASS A       CLASS B          CLASS C          CLASS Z
       ----------------                 -------       -------          -------          -------
Fleet National Bank
FBO Liberty Omnibus C/C                                                               215,285.2530
Attn: Various Accounts
P.O. Box 92800                                                                                5.66%
Rochester, NY 14692-8900

Charles Schwab & Co Inc.
Attn Mutual Funds                                                                   1,124,607.1360
101 Montgomery ST
San Francisco, CA 94104-4122                                                                 29.59%

Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers             1,141,461.7370
Attn Fund Administration #97425
4800 Deer Lake Dr. E Fl 2                                   6.51%
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers                               1,640,089.15
Attn Fund Administration #97425
4800 Deer Lake Dr. E Fl 2                                                  10.94%
Jacksonville, FL 32246-6484

         As of record October 24, 2003, there were 3,119 Class A, 5,578 Class B, 4,038 Class C and 835 Class Z recordholders of the Fund.

6. The first paragraph under the section "INVESTMENT ADVISORY AND OTHER SERVICES" is revised in its entirety as follows:

         Columbia Management Advisors, Inc. ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2002, Columbia Management and its affiliates managed over $145 billion in assets.

         On April 1, 2003, several advisory subsidiaries of Columbia, including Stein Roe & Farnham Incorporated ("Stein Roe"), merged into Columbia Management (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As a result of the merger, Columbia is now the investment advisor to the Fund.

7. The tables under the section "INVESTMENT ADVISORY AND OTHER SERVICES" are revised in their entirety as follows:

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
             TYPE OF PAYMENT      8/31/03      8/31/02      8/31/01
---------------------------------------------------------------------
  Fund      Administrative fee      $734           $956         $981
            ---------------------------------------------------------
            Reimbursement         (1,025)        (1,347)        (910)
            ---------------------------------------------------------
            Bookkeeping fee          116            179           59
---------------------------------------------------------------------
Portfolio   Management fee         2,072          2,666        2,932
---------------------------------------------------------------------
            Bookkeeping fee          268            326           35
---------------------------------------------------------------------

SALES CHARGES (dollars in thousands)

                                                                                      Class A
                                                                                    Year ended
                                                                                  August 31, 2003
Aggregate initial sales charges on Fund share sales                               $162
Initial sales charges retained by the Distributor                                   10
Aggregate contingent deferred sales charge ("CDSC")
   on Fund redemptions retained by the Distributor                                   2

                                                                                      Class B
                                                                                    Year ended
                                                                                  August 31, 2003
Aggregate CDSC on Fund redemptions
   retained by the Distributor                                                     $624

                                                                                      Class C
                                                                                    Year ended
                                                                                  August 31, 2003
Aggregate CDSC on Fund redemptions
   retained by the Distributor                                                     $24

8. All references to "Liberty Funds Services, Inc.," the Fund's transfer agent, are amended to "Columbia Funds Services, Inc."

9. All references to "Liberty Funds Distributor, Inc.," the Fund's distributor, are amended to "Columbia Funds Distributor, Inc."

10. The table under the section "DISTRIBUTOR" is revised in its entirety as follows:

SALES-RELATED EXPENSES (in thousands) of the Distributor relating to the Fund for the year ended August 31, 2003 were:

                                                 CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------
Fees to FSFs                                      $264      $708      $576
Cost of sales material relating to the Fund
  (including printing and mailing expenses)         32        19        50
Allocated travel, entertainment and other
  promotional expenses (including advertising)      96        58       150

11. The third paragraph and the table in the subsection "Distribution and Service Fees" under the section "DISTRIBUTOR" are revised in their entirety as follows:

         The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees. For the year ended August 31, 2003, the Fund paid the following fees (in thousands) to the Distributor:

                    YEAR ENDED                        YEAR ENDED                      YEAR ENDED
                  AUGUST 31, 2003                   AUGUST 31, 2002                 AUGUST 31, 2001
          DISTRIBUTION                      DISTRIBUTION                     DISTRIBUTION
              FEES         SERVICES FEES        FEES         SERVICES FEES       FEES      SERVICE FEES
              ----         -------------        ----         -------------       ----      ------------
Class A      $84               $210             $124              $304           $163          $408
Class B     $705               $392             $845              $470           $700          $389
Class C     $691               $288             $948              $393           $986          $411
Class Z      N/A                N/A              N/A               N/A            N/A           N/A

12. The last paragraph of the section entitled "PORTFOLIO TRANSACTIONS" is revised in its entirety as follows:

         For the fiscal years ended August 31, 2003, 2002 and 2001, the Fund did not pay brokerage commissions on any transactions.

13. The tables under the section entitled "INVESTMENT PERFORMANCE" are revised in their entirety as follows:

         The 30-day yields as of August 31, 2003 were*:

                           YIELD
                           -----
Class A                    4.23%
Class B                    4.04%
Class C                    3.88%
Class Z                    4.68%

* The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If Columbia Management or its affiliates had not waived certain Fund expenses, the 30-day SEC yield would have been 4.12%, 3.93%, 3.77% and 4.56% for Class A, B, C and Z, respectively.

         For example, for a $1,000 investment in the Fund, the "Ending Redeemable Value," and the "Average Annual Total Return" for both the one year and life of fund periods through August 31, 2003 were:

                        AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------
        ENDING REDEEMABLE
              VALUE               1 YEAR            LIFE OF FUND*
         WITH      WITHOUT    WITH     WITHOUT    WITH     WITHOUT
         SALES      SALES     SALES     SALES     SALES     SALES
CLASS   CHARGES    CHARGES   CHARGES   CHARGES   CHARGES   CHARGES
-----   -------    -------   -------   -------   -------   -------
  A     $ 1,242    $ 1,287    7.15%    11.03%     4.71%     5.50%
  B     $ 1,259    $ 1,268    7.40%    10.65%     5.01%     5.18%
  C     $ 1,261    $ 1,261    9.48%    10.48%     5.05%     5.05%
  Z       N/A      $ 1,304     N/A     11.42%      N/A      5.81%

*Since commencement of operations on January 13, 2000.

 Investment Portfolio

August 31, 2003


Variable Rate Senior
Loan Interests (a) - 85.2%              Par         Value
------------------------------------------------------------
Aerospace/Defense - 2.0%
DRS Technologies,
 Term Loan            09/30/08 $    975,102 $     983,699
Integrated Defense Technologies,
 Term Loan B          03/04/08    2,838,581     2,830,870
Titan Corp.,
 Term Loan B          06/30/09    1,980,000     1,986,850
Vought Aircraft Industries, Inc.:
 Term Loan B          06/30/07    1,290,460     1,285,377
 Term Loan C          06/30/08    2,138,265     2,134,235
 Term Loan X          12/31/06      847,637       845,511
                                            -------------
                                               10,066,542
                                            -------------

Auto Parts - 2.8%
142466 Ontario Ltd.,
 Term Loan B          08/10/07    6,790,479     6,806,272
Federal-Mogul Corp.,
 Term Loan C          02/24/04      485,000       482,561
Key Plastics LLC: (b)
 Jr. Sec. Sub Notes   04/30/07       48,970        48,970
 Sr. Sec. Sub Notes   04/30/07      101,433       101,433
Meridian Automotive Systems, Inc.,
 Term Loan B          03/31/07    3,506,549     3,256,840
TRW Automotive Acquisitions Corp.,
 Term Loan C1         02/28/11    3,600,000     3,613,993
                                            -------------
                                               14,310,069
                                            -------------

Broadcasting - 3.3%
Comcorp Broadcasting, Inc.,
 Term Loan A2         03/31/04      930,188       925,537
Emmis Communications Corp.,
 Term Loan A          02/28/09    2,055,811     2,060,042
Gray Television, Inc.
 Incremental
 Term Loan            12/31/10    2,085,000     2,102,738
Quorum Broadcasting Co., Inc.,
 Revolver             12/31/04    1,392,365     1,343,629
 Term Loan B          12/31/04    1,983,293     1,938,627
 Term Loan C          12/31/04    1,481,752     1,429,860
UPC Financing Partnership,
 Term Loan C2         03/31/09    7,000,000     6,180,605
White Knight Broadcasting, Inc.,
 Term Loan A2         09/15/03    1,026,745     1,021,612
                                            -------------
                                               17,002,650
                                            -------------

Building Products - 0.5%
Tapco International Corp.:
 Term Loan B          06/23/07    1,525,964     1,527,686
 Term Loan C          06/23/08    1,047,455     1,048,298
                                            -------------
                                                2,575,984
                                            -------------

                                       Par            Value
-----------------------------------------------------------
Business Services - 2.0%
NATG Holdings LLC: (b)
 Revolver A          01/23/05 $  1,039,746    $   1,039,875
 Term Loan A         01/23/09    1,011,450          809,116
 Term Loan B1        01/23/10      684,740          547,762
 Term Loan B2        01/23/10      338,491          338,476
Outsourcing Solutions, Inc., (b)(d)
 Term Loan B         06/10/06    5,797,946        3,710,685
Relizon Co.,
 Term Loan B         12/31/07    1,949,367        1,919,264
Transaction Network Services, Inc.,
 Term Loan B         04/03/07    2,003,798        1,993,364
                                              -------------
                                                 10,358,542
                                              -------------

Cable Television - 6.2%
Century Cable Holdings LLC.
 Discretionary Term  12/31/09    3,500,000        2,879,123
 Term Loan           06/30/09   10,000,000        8,384,648
Charter Communications Operating LLC:
 Incremental
 Term Loan           09/18/08    1,987,500        1,851,717
 Term Loan B         03/18/08    3,956,344        3,718,235
Comcast Cable Communications,
 Term Loan           11/18/06   10,000,000        9,958,783
CSC Holdings, Inc., (c)
 Revolver            06/30/06    1,306,667        1,218,540
Olympus Cable Holdings LLC:
 Term Loan A         06/30/10    2,000,000        1,720,000
 Term Loan B         09/30/10    2,000,000        1,747,500
                                              -------------
                                                 31,478,546
                                              -------------

Casinos/Gambling - 2.7%
Aladdin Gaming LLC: (d)
 Term Loan A         02/25/05    6,000,000        4,800,000
 Term Loan B         08/26/06    1,250,000        1,015,625
Alliance Gaming Corp.,
 Term Loan           09/04/09    3,456,250        3,481,598
Ameristar Casinos, Inc.,
 Term Loan B         12/20/06      874,280          877,022
Marina District Finance Co., Inc.,
 Term Loan A         12/13/07    3,750,000        3,747,532
                                              -------------
                                                 13,921,777
                                              -------------

Chemicals - 2.0%
Huntsman Corp.:
 Term Loan A         03/31/07    4,730,658        4,206,842
 Term Loan B         03/31/07    2,314,729        2,058,238
Huntsman International, LLC:
 Term Loan B         06/30/07      369,058          370,466
 Term Loan C         06/30/08      989,297          992,836

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)            Par         Value
--------------------------------------------------------------
Chemicals (continued)
Messer Griesheim Industries:
 Term Loan B            04/27/09 $    877,032 $     883,587
 Term Loan C            04/27/10    1,262,308     1,271,664
Noveon, Inc., (c)
 Term Loan B            12/31/09      338,213       341,518
                                              -------------
                                                 10,125,151
                                              -------------

Consumer Services - 1.0%
Alderwoods Group, Inc.:
 Note 5 Year            01/02/07      428,133       434,520
 Note 7 Year            01/02/09      880,100       941,707
DIMAC Holdings.: (d)
 Term Loan A            12/31/05      246,193           923
 Term Loan B            01/01/05       65,687         1,971
DIMAC Marketing Partners, Inc.: (d)
 Revolver               07/01/03       27,444            --
 Term Loan B            01/01/05      160,714         4,821
Knowledge Learning Corp.,
 Term Loan B            05/15/10    3,940,000     3,926,841
                                              -------------
                                                  5,310,783
                                              -------------

Consumer Specialties - 2.9%
Church & Dwight Co., Inc.,
 Term Loan B            09/30/07      544,666       548,569
Fisher Scientific International, Inc.
 Term Loan              03/31/10    2,992,500     3,011,845
Johnson Diversey, Inc.,
 Term Loan B            11/03/09    2,310,000     2,323,900
Neptune Technology Group, Inc.,
 Term Loan B            03/31/10    1,947,368     1,977,613
Playtex Products, Inc.
 Term Loan C            05/31/09    2,984,848     2,987,951
Reddy Ice Group, Inc.
 Term Loan              08/17/09      750,000       758,434
United Industries Corp.,
 Term Loan B            01/20/06    3,062,666     3,070,794
                                              -------------
                                                 14,679,106
                                              -------------

Containers/Packaging - 0.9%
Graphic Packaging International, Inc.
 Term Loan B            08/09/10    3,000,000     3,015,902
Kerr Group, Inc.,
 Term Loan              08/13/10    1,500,000     1,514,044
                                              -------------
                                                  4,529,946
                                              -------------
Diversified Commercial Services - 0.5%
Transcore Holdings, Inc.,
 Term Loan B            10/01/06    2,666,955     2,680,961
                                              -------------

                                    Par       Value
---------------------------------------------------
Diversified Manufacturing - 4.2%
Amsted Industries, Inc.,
 Term Loan           10/15/10 3,750,000 $ 3,801,383
Enersys, Inc.,
 Term Loan B         11/09/08 4,899,840   4,911,463
Flowserve Corp.,
 Term Loan C         06/30/09   743,532     748,071
General Cable Corp.,
 Term Loan B         05/28/07 1,608,856   1,484,147
Gentek, Inc.,
 Term Loan C         10/31/07   339,226     211,283
Jason, Inc.,
 Term Loan B         06/30/07 2,226,931   2,120,630
Polymer Group, Inc.,
 Term Loan           12/31/06 5,530,360   5,316,058
Polypore, Inc.,
 Term Loan B         12/31/06 1,856,070   1,868,239
Superior Telecom, Inc., (d)
 Term Loan B         05/27/04 2,384,316     822,589
                                        -----------
                                         21,283,863
                                        -----------

Electric Utilities - 3.2%
Calpine Corp.,
 Second Lien         07/16/07 5,700,000   5,400,527
Michigan Electric Transmission Co.,
 Term Loan           05/01/07   990,000     993,265
Mission Energy Holding Co.:
 Term Loan A         07/02/06 3,506,494   1,954,821
 Term Loan B         07/02/06 9,993,506   5,512,946
Northwestern Corp.,
 Term Loan           12/01/06 2,487,500   2,482,281
                                        -----------
                                         16,343,840
                                        -----------

Electronic Components - 1.3%
IPC Acquisition Corp.,
 Term Loan           12/31/06 1,123,842   1,116,620
Viasystems, Inc.,
 Term Loan B         09/30/08 6,404,195   5,491,960
                                        -----------
                                          6,608,580
                                        -----------

Engineering & Construction - 1.8%
URS Corp.,
 Term Loan B         08/22/08 1,589,462   1,600,273
Washington Group International, (c)
 Revolver B          07/23/04 7,500,000   7,577,874
                                        -----------
                                          9,178,147
                                        -----------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)          Par            Value
---------------------------------------------------------------
Environmental Services - 1.9%
Allied Waste North America, Inc.:
 Term Loan A         01/15/10  $    571,429    $     575,554
 Term Loan B         01/15/10     3,428,571        3,454,088
 Term Loan C         01/15/10       600,000          604,123
Environmental Systems Products Holdings, Inc.:
 Tranche 1           12/31/04     3,017,072        3,017,024
 Tranche 2           12/31/04       674,213          664,091
Synagro Technologies, Inc.,
 Term Loan           05/07/07     1,626,059        1,634,516
                                               -------------
                                                   9,949,396
                                               -------------

Farming/Agriculture - 0.0%
Quality Stores, Inc., (b)(d)
 Term Loan B         04/30/06     1,501,616           33,937
                                               -------------

Finance Companies - 0.2%
Finova Group, Inc.,
 Note                05/15/09     2,250,000          888,750
                                               -------------

Food Chains - 0.5%
Carrols Corp.,
 Term Loan B         12/31/07     1,414,683        1,412,108
Domino's, Inc.,
 Term Loan           06/25/10     1,377,049        1,389,619
                                               -------------
                                                   2,801,727
                                               -------------

Food Manufacturing - 4.3%
American Seafoods Group LLC,
 Term Loan B         03/31/09     3,115,455        3,122,411
Burns Philp, Inc.,
 Term Loan           02/26/09     1,995,000        2,009,777
Commonwealth Brands, Inc.,
 Term Loan           08/28/07     1,388,750        1,396,342
Constellation Brands, Inc
 Term Loan B         11/30/08     1,973,983        1,994,473
Interstate Bakeries,
 Tranche A           07/19/06     3,000,000        2,992,445
Interstate Brands Corp.,
 Term Loan C         07/19/07     2,000,000        2,000,581
Merisant Corp.,
 Term Loan B         01/11/10     1,330,000        1,342,433
Michael Foods, Inc.,
 Term Loan B         04/10/08       835,915          840,161
Otis Spunkmeyer, Inc.,
 Term Loan B         02/20/09     2,895,247        2,899,451
Pinnacle Foods Holding Corp.,
 Term Loan           05/22/08       460,526          460,719
Southern Wine & Spirits of America, Inc.,
 Term Loan B         07/02/08     2,970,000        2,984,744
                                               -------------
                                                  22,043,537
                                               -------------

                                          Par            Value
-----------------------------------------------------------------
Healthcare Services - 4.3%
Alliance Imaging, Inc.,
 Term Loan A            11/02/06 $  2,595,420    $   2,465,621
Ameripath, Inc.,
 Term Loan              03/27/10    3,491,250        3,527,758
Concentra Operating Corp.,
 Term Loan              06/30/09    3,267,000        3,282,218
Davita, Inc.,
 Term Loan B            03/31/09    2,000,000        2,007,607
Fresenius Medical Care, Inc.,
 Term Loan B            02/21/10    1,300,000        1,305,680
Insight Health Services Corp.:
 Delayed Draw
 Term Loan              10/17/08    1,000,000          999,860
 Term Loan B            10/17/08    3,395,273        3,413,343
Kinetic Concepts, Inc.,
 Term Loan B            08/11/10    1,250,000        1,259,371
Pacificare Health Systems, Inc.,
 Term Loan              06/03/08    1,250,000        1,258,836
VCA Antech, Inc.
 Term Loan D            06/30/09    2,177,600        2,188,488
                                                 -------------
                                                    21,708,782
                                                 -------------

Home Furnishings - 0.0%
Simmons Co.,
 Term Loan B            10/29/05      214,917          215,696
                                                 -------------

Hospital Management - 1.7%
Community Health Systems, Inc.:
 Incremental
 Term Loan              01/16/11    2,000,000        2,007,500
 Term Loan B            07/16/10    1,985,000        1,992,444
Iasis Healthcare Corp.,
 Term Loan B            02/09/09    2,312,500        2,337,722
Vanguard Health Systems,
 Incremental
 Term Loan              01/03/10    2,388,000        2,408,079
                                                 -------------
                                                     8,745,745
                                                 -------------

Hotels/Resorts - 0.6%
Wyndham International, Inc.,
 Term Loan              06/30/06    3,583,122        2,993,705
                                                 -------------

Industrial Machinery/Components - 1.0%
Terex Corp.,
 Term Loan              07/03/09    5,022,017        4,988,538
                                                 -------------

Insurance Brokers/Service - 0.4%
Infinity Property & Casualty,
 Term Loan              06/30/10    2,000,000        2,014,983
                                                 -------------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)           Par            Value
----------------------------------------------------------------
Media Conglomerates - 0.0%
Bridge Information Systems: (d)
 Multi-Draw
 Term Loan         09/07/03     $    533,287    $      58,662
                                                -------------

Medical Specialties - 0.4%
Dade Behring, Inc.,
 Term Loan A1      10/03/08        1,755,588        1,785,776
                                                -------------

Metal Fabrications - 0.2%
Copperweld Corp. Welded Tube Holdings,
 Term Loan         12/16/03        2,154,167        1,023,225
                                                -------------

Metals/Mining - 1.1%
Dresser, Inc.
 Term Loan B       04/10/09        2,000,000        2,012,427
Stillwater Mining Co.,
 Term Loan B       12/31/07        3,825,976        3,864,693
                                                -------------
                                                    5,877,120
                                                -------------

Movies/Entertainment - 4.0%
AMF Bowling Worldwide, Inc.,
 Term Loan         02/28/08        4,084,042        4,094,027
Carmike Cinemas, Inc.,
 Term Loan         01/31/07        3,090,625        3,117,642
GT Brands LLC,
 Term Loan         09/30/07        3,251,420        3,158,614
Loews Cineplex Entertainment Corp.,
 Term Loan         02/29/08        5,627,981        5,611,314
Metro-Goldwyn-Mayer Studios, Inc.,
 Term Loan B       06/30/08        2,500,000        2,508,506
Vivendi Universal Entertainment LLP,
 Term Loan B       06/30/08        2,000,000        2,011,798
                                                -------------
                                                   20,501,901
                                                -------------

Oil Refining/Marketing - 0.6%
Magellan Mainstream Holdings LP,
 Term Loan         06/17/08        1,875,000        1,893,099
Tesoro Petroleum Corp.,
 Sr. Sec. Inst.
 Term Loan         04/15/08        1,197,000        1,209,132
                                                -------------
                                                    3,102,231
                                                -------------

Paper - 0.8%
Appleton Papers, Inc.,
 Term Loan C       11/08/06        1,824,628        1,832,633

                                         Par         Value
-------------------------------------------------------------
Bear Island Paper Co.,
 Term Loan             12/31/05 $    271,038 $     271,716
Port Townsend Paper Corp.,
 Term Loan B           03/16/07    1,955,000     1,818,450
                                             -------------
                                                 3,922,799
                                             -------------

Pharmaceuticals - 1.3%
Medco Health,
 Term Loan             06/30/10    3,430,000     3,451,422
Medpointe, Inc.,
 Term Loan B           09/30/08    3,147,075     2,982,324
                                             -------------
                                                 6,433,746
                                             -------------

Printing/Publishing - 2.0%
Readers Digest Association, Inc.,
 Term Loan B           05/20/08    1,388,129     1,378,919
Sun Media Corp.,
 Term Loan B           02/07/09    1,440,326     1,444,976
TV Guide, Inc.:
 Revolver A (c)        02/28/05    1,522,932     1,454,397
 Tranche B             02/28/05      473,000       451,711
Weekly Reader Corp.,
 Term Loan B           11/17/06    5,783,725     5,614,782
                                             -------------
                                                10,344,785
                                             -------------

Rail/Shipping - 2.5%
American Commercial Lines: (d)
 Term Loan B           06/30/06      956,424       800,766
 Term Loan C           06/30/07    1,342,969     1,124,400
Dakota Minnesota Eastern Rail Corp.,
 Term Loan             07/25/07    2,900,000     2,934,323
Helm Financial Corp.,
 Term Loan B           10/18/06    5,247,372     5,030,443
Kansas City Southern Railway Co.,
 Term Loan B           06/12/08    1,183,025     1,187,114
RailAmerica Transportation Corp.:
 Term Loan             05/22/09      508,200       509,800
 Term Loan B           05/22/09    1,224,300     1,228,151
                                             -------------
                                                12,814,997
                                             -------------

Real Estate Investment Trusts - 0.8%
AIMCO Properties LP,
 Term Loan             05/30/08    1,850,000     1,857,545
Macerich Partnership LP,
 Term Loan             07/26/05    1,968,000     1,975,418
                                             -------------
                                                 3,832,963
                                             -------------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)              Par            Value
-------------------------------------------------------------------
Rental/Leasing Companies - 0.5%
Rent-A-Center, Inc.,
 Term Loan                05/28/09 $  2,400,000    $   2,418,976
                                                   -------------

Retail Stores - 0.3%
CH Operating LLC,
 Term Loan                06/21/07    1,758,621        1,760,799
                                                   -------------

Semiconductors - 0.6%
Semiconductor Components Industries LLC:
 Term Loan B              08/04/06    1,196,965        1,186,102
 Term Loan C              08/04/07    1,289,018        1,277,319
 Term Loan D              08/04/07      631,777          622,640
                                                   -------------
                                                       3,086,061
                                                   -------------

Steel/Iron Ore - 2.3%
Ispat Inland LP.:
 Term Loan B              07/16/05    3,885,675        2,714,739
 Term Loan C              07/16/06    3,885,675        2,714,739
Steel Dynamics, Inc.,
 Term Loan B              03/26/08    1,809,894        1,823,174
UCAR Finance, Inc.,
 Term Loan B              12/31/07    4,443,135        4,454,714
                                                   -------------
                                                      11,707,366
                                                   -------------

Telecommunications Infrastructure Equipment - 0.4%
Spectrasite Communications, Inc.,
  Term Loan B             12/31/07    1,834,223        1,837,755
                                                   -------------

Telecommunications Services - 1.9%
Alaska Communications Systems Holdings, Inc.,
 Term Loan                02/14/09    1,750,000        1,754,832
ICG Communications, Inc.,
 Term Loan                03/31/06      329,799          277,090
Time Warner Telecom,
 Term Loan B              03/31/08    2,786,000        2,774,174
Valor Telecommunications Enterprises LLC,
 Term Loan B              06/30/08    4,709,827        4,696,616
                                                   -------------
                                                       9,502,712
                                                   -------------

Textiles - 0.8%
Springs Industries, Inc.,
 Term Loan B              09/05/08    2,345,490        2,351,323
St. John Knits International, Inc.,
 Incremental
 Term Loan B              07/31/07    1,496,659        1,499,426
                                                   -------------
                                                       3,850,749
                                                   -------------

                                     Par            Value
---------------------------------------------------------
Transportation - 3.9%
Laidlaw Investments Ltd.,
 Term Loan B       06/19/09 $  4,554,000    $   4,671,966
Motor Coach Industries, Inc.,
 Term Loan         06/16/05    5,803,248        4,758,498
Pacer International, Inc.,
 Term Loan         06/10/10      929,412          938,201
TTIndustries, Inc.,
 Term Loan B       03/31/07    6,409,454        5,981,157
United Airlines,
 Term Loan B       07/01/04    3,784,000        3,757,013
                                            -------------
                                               20,106,835
                                            -------------

Wireless Communications - 8.6%
Centennial Cellular Operating Co., LLC,
 Term Loan A       11/30/06    1,637,192        1,573,093
Centennial Puerto Rico Operations Corp.:
 Term Loan B       05/31/07      695,627          673,273
 Term Loan C       11/30/07      651,169          630,058
Cricket Communications, Inc., (d)
 Vendor Term Loan  06/30/07   20,500,000        8,661,250
Nextel Finance Co.:
 Term Loan A       12/31/07    1,947,368        1,884,031
 Term Loan B       06/30/08    3,738,109        3,735,337
 Term Loan C       12/31/08    4,820,158        4,817,305
 Term Loan D       03/31/09    1,492,500        1,484,675
Nextel Partners, Inc.,
 Term Loan B       01/29/08    5,970,000        5,903,222
Rural Cellular Corp.:
 Term Loan B       10/03/08      781,710          759,020
 Term Loan C       04/03/09      781,710          760,039
Sygnet Wireless, Inc.:
 Revolver (c)      09/30/06       81,567           76,877
 Term Loan A       09/23/06    1,642,843        1,610,166
 Term Loan B       03/23/07    1,484,857        1,469,165
 Term Loan C       12/23/07    3,995,106        3,946,198
Ubiquitel Operating Co.:
 Term Loan A       09/30/07      938,776          748,064
 Term Loan B       11/17/08    4,224,490        3,353,804
Western Wireless Corp.,
 Term Loan A       03/31/08    1,300,000        1,241,499
 Term Loan B       09/30/08      830,409          803,481
                                            -------------
                                               44,130,557
                                            -------------

Total Variable Rate Senior Loan Interests
(cost of $451,230,723)                        434,939,298
                                            -------------

See notes to investment portfolio.

August 31, 2003

Common Stocks (e) - 2.0%            Shares         Value
--------------------------------------------------------
Business Services - 0.1%
NATG Holdings LLC (b)              322,876 $     571,491
                                           -------------
Engineering & Construction - 1.6%
Washington Group
 International, Inc.               320,332     8,072,366
                                           -------------

Environmental Services - 0.0%
Environmental Systems (b)            3,445            --
                                           -------------

Healthcare Services - 0.2%
Sun Healthcare Group               186,353       829,270
                                           -------------

Movies/Entertainment - 0.1%
AMF Bowling Worldwide, Inc.         19,918       537,786
                                           -------------

Total Common Stocks
(cost of $13,018,429)                         10,010,913
                                           -------------

Preferred Stocks (b)(e) - 0.1%
--------------------------------------------------------
Auto Parts - 0.0%
Key Plastics LLC, Series A              13            --
                                           -------------

Consumer Services - 0.0%
DIMAC Holdings, Series C               483            --
                                           -------------

Environmental Services - 0.1%
Environmental Systems, Series A    637,928        637,92
                                           -------------

Total Preferred Stocks
(cost of $697,301)                               637,928
                                           -------------

Warrants (b)(e) - 0.0%               Units
--------------------------------------------------------
Auto Parts - 0.0%
Key Plastics LLC,
 expires 04/26/11                        7            --
                                           -------------

Consumer Services - 0.0%
DIMAC Holdings,
 expires 04/04/25                      483            --
                                           -------------

Total Warrants
(cost of $0)                                          --
                                           -------------

Short-Term Obligation - 12.1%               Par         Value
-------------------------------------------------------------
Repurchase agreement with State
 Street Bank & Trust Co., dated
 08/29/03, due 09/02/03 at 0.940%,
 collateralized by U.S. Treasury
 Bonds with various maturities to
 02/12/04 market value of
 $63,020,410 (repurchase
 proceeds $61,785,452)
 (cost of $61,779,000)             $ 61,779,000 $  61,779,000
                                                -------------

Total Investments - 99.4%
 (cost of $526,725,453)(f)                        507,367,139
                                                -------------

Other Assets & Liabilities, Net - 0.6%              3,294,292
-------------------------------------------------------------

Net Assets - 100.0%                             $ 510,661,431
                                                -------------

Notes to Investment Portfolio:

(a) Senior Loans in which the Portfolio invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(b) Represents fair value as determined in good faith under procedures approved by the Trustees.
(c) Unfunded commitments, See Note 8.
(d) These issuers are in default of certain debt covenants. Income is not being accrued.
(e) Non-income producing.
(f) Cost for federal income tax purposes is $526,975,870.

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Assets and Liabilities

August 31, 2003


Assets:
Investments, at cost (including
  repurchase agreement)                    $526,725,453
                                           ------------
Investments, at value                      $445,588,139
Repurchase agreement                         61,779,000
Receivable for:
  Investments sold                            1,277,823
  Interest and fees                           2,731,704
Deferred Trustees' compensation plan                324
Other assets                                      5,518
                                           ------------
    Total Assets                            511,382,508
                                           ------------
Liabilities:
Deferred facility fees                          210,544
Payable to custodian bank                           856
Payable for:
  Investments purchased                          18,333
  Management fee                                180,937
  Transfer agent fee                                500
  Pricing and bookkeeping fees                   43,783
  Audit fee                                      63,670
  Legal fee                                      35,882
Deferred Trustees' fee                              324
Other liabilities                               166,248
                                           ------------
    Total Liabilities                           721,077
                                           ------------
Net Assets                                 $510,661,431
                                           ------------

 Statement of Operations

For the Year Ended August 31, 2003


Investment Income:
Interest                                   $ 29,371,999
Facility and other fees                         671,142
                                           ------------
   Total Investment Income                   30,043,141
Expenses:
Management fee                                2,072,250
Transfer agent fee                                6,000
Pricing and bookkeeping fees                    268,155
Trustees' fee                                     5,557
Custody fee                                      24,020
Legal fee                                       159,904
Other expenses                                   93,138
                                           ------------
   Total Operating Expenses                   2,629,024
Custody earnings credit                          (2,274)
                                           ------------
   Net Operating Expenses                     2,626,750
Interest expense                                  5,047
                                           ------------
   Net Expenses                               2,631,797
                                           ------------
Net Investment Income                        27,411,344
                                           ------------
Net Realized and Unrealized
Gain (Loss) on Portfolio Positions:
Net realized loss on investments            (11,578,981)
Net realized loss on the disposal of
  investments in violation of restrictions
  and subsequently reimbursed by affiliate           --
Net change in unrealized appreciation/
  depreciation on investments                33,906,354
                                           ------------
   Net Gain                                  22,327,373
                                           ------------
Net Increase in Net Assets from Operations $ 49,738,717
                                           ------------

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Changes in Net Assets

                                                                                                 Year Ended     Year Ended
                                                                                                 August 31,     August 31,
Increase (Decrease) in Net Assets:                                                                  2003           2002
----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                                          $  27,411,344  $  38,015,994
Net realized loss on investments                                                                 (11,578,981)   (12,166,254)
Net realized loss on the disposal of investments in violation of restrictions and subsequently
  reimbursed by affiliate                                                                                 --             --
Net change in unrealized appreciation/depreciation on investments                                 33,906,354    (37,403,502)
                                                                                               -------------  -------------
Net Increase (Decrease) from Operations                                                           49,738,717    (11,553,762)
                                                                                               -------------  -------------

Transactions in Investors' Beneficial Interest:
   Contributions                                                                                  93,827,932     80,963,660
   Withdrawals                                                                                  (169,392,880)  (200,374,089)
                                                                                               -------------  -------------
    Net Decrease from Transactions in Investors' Beneficial Interest                             (75,564,948)  (119,410,429)
                                                                                               -------------  -------------

Total Decrease in Net Assets                                                                     (25,826,231)  (130,964,191)

Net Assets:
Beginning of period                                                                              536,487,662    667,451,853
                                                                                               -------------  -------------
End of period                                                                                  $ 510,661,431  $ 536,487,662
                                                                                               -------------  -------------

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Cash Flows

For the Year Ended August 31, 2003

Increase (Decrease) in Cash
-------------------------------------------------------------------------------
Cash flows from operating activities:
Net Investment Income                                            $  27,411,344

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
Purchase of investment securities                                 (309,671,229)
Proceeds from disposition of investment securities                 348,176,487
Disposition of short-term portfolio investments, net                10,712,649
Decrease in interest and fees receivable                               191,993
Increase in receivable for investments sold                         (1,139,733)
Decrease in other assets                                                 5,732
Decrease in deferred facility fees                                    (314,235)
Increase in payable for accrued expenses                               122,119
Net amortization of premium (discount)                              (2,240,748)
Decrease in payable for investments purchased                         (141,383)
Increase in other liabilities                                          130,791
                                                                 -------------
Net cash provided by operating activities                           73,243,787
                                                                 -------------

Cash flows from financing activities:
Proceeds from capital contributions                                 93,827,932
Payment of capital withdrawals                                    (169,392,880)
                                                                 -------------
Net cash used for financing activities                             (75,564,948)
                                                                 -------------
Net decrease in cash                                                (2,321,161)

Cash:
Beginning of year                                                    2,320,305
                                                                 -------------

End of year                                                      $        (856)
                                                                 -------------



See notes to financial statements.

 Columbia Floating Rate Fund

 Statement of Assets and Liabilities

August 31, 2003

Assets:
Investment in Portfolio, at cost               $436,423,455
                                               ------------
Investment in Portfolio, at value              $420,841,977
Receivable for:
   Fund shares sold                               5,076,650
   Expense reimbursement due from Advisor            11,864
Deferred Trustees' compensation plan                  4,987
Other assets                                        121,709
                                               ------------
    Total Assets                                426,057,187
                                               ------------
Liabilities:
Payable for:
   Distributions                                    570,414
   Administration fee                                66,309
   Transfer agent fee                                65,392
   Pricing and bookkeeping fees                      11,475
   Distribution and service fees                    203,841
Deferred Trustees' fee                                4,987
Other liabilities                                    51,860
                                               ------------
    Total Liabilities                               974,278
                                               ------------
Net Assets                                     $425,082,909
                                               ------------
Composition of Net Assets:
Paid-in capital                                $467,133,816
Overdistributed net investment income              (118,985)
Accumulated net realized loss allocated from
  Portfolio                                     (26,350,444)
Net unrealized depreciation on investments
  allocated from Portfolio                      (15,581,478)
                                               ------------
Net Assets                                     $425,082,909
                                               ------------
Class A:
Net assets                                     $ 97,924,217
Shares outstanding                               10,538,912
                                               ------------
Net asset value and redemption price per share $      9.29 (a)
                                               ------------
Maximum offering price per share
  ($9.29/0.9650)                               $      9.63 (b)
                                               ------------
Class B:
Net assets                                     $163,448,012
Shares outstanding                               17,589,077
                                               ------------
Net asset value and offering price per share   $      9.29 (a)
                                               ------------
Class C:
Net assets                                     $132,655,812
Shares outstanding                               14,275,878
                                               ------------
Net asset value and offering price per share   $      9.29 (a)
                                               ------------
Class Z:
Net assets                                     $ 31,054,868
Shares outstanding                                3,341,425
                                               ------------
Net asset value, offering and redemption
  price per share                              $       9.29
                                               ------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more the offering price is reduced.

 Statement of Operations

For the Year Ended August 31, 2003

Investment Income:
Interest and fees allocated from Portfolio     $23,963,533
                                               -----------

Expenses:
Net operating expenses allocated from
  Portfolio                                      2,096,672
Administration fee                                 733,776
Distribution fee:
    Class A                                         84,108
    Class B                                        705,300
    Class C                                        690,589
Service fee:
    Class A                                        210,271
    Class B                                        391,833
    Class C                                        287,746
Transfer agent fee                                 831,460
Pricing and bookkeeping fees                       115,570
Trustees' fee                                       11,854
Custody fee                                          1,460
Other expenses                                     156,186
                                               -----------
    Total Operating Expenses                     6,316,825
Fees and expenses waived or reimbursed by
  Advisor                                       (1,024,842)
                                               -----------
    Net Operating Expenses                       5,291,983
Interest expense allocated from portfolio            4,036
                                               -----------
    Net Expenses                                 5,296,019
                                               -----------
Net Investment Income                           18,667,514
                                               -----------

Net Realized and Unrealized Gain
(Loss) on Investments Allocated
from Portfolio:
Net realized loss on investments allocated
  from Portfolio                                (9,169,133)
Net realized loss on the disposal of
  investments in violation of restrictions and
  subsequently reimbursed by affiliate
  allocated from Portfolio                              --
Net change in unrealized appreciation/
  depreciation on investments allocated
  from Portfolio                                27,013,323
                                               -----------
Net Gain                                        17,844,190
                                               -----------
Net Increase in Net Assets from Operations     $36,511,704
                                               -----------

See notes to financial statements.

 Columbia Floating Rate Fund

 Statement of Changes in Net Assets

                               Year Ended    Year Ended
Increase (Decrease)            August 31,    August 31,
in Net Assets:                    2003          2002
---------------------------------------------------------
Operations:
Net investment income         $ 18,667,514  $ 26,458,047
Net realized loss on
  investments allocated
  from Portfolio                (9,169,133)   (8,907,633)
Net realized loss on the
  disposal of investments in
  violation of restrictions
  and subsequently
  reimbursed by affiliate
  allocated from Portfolio              --            --
Net change in unrealized
  appreciation/depreciation
  on investments allocated
  from Portfolio                27,013,323   (30,883,851)
                              ------------  ------------
Net Increase (Decrease)
  from Operations               36,511,704   (13,333,437)
                              ------------  ------------

Distributions Declared to Shareholders:
From net investment income:
   Class A                      (4,539,163)   (7,104,057)
   Class B                      (7,926,365)  (10,221,673)
   Class C                      (5,630,260)   (8,408,033)
   Class Z                        (611,180)     (809,139)
From net realized gains:
   Class A                              --          (456)
   Class B                              --          (655)
   Class C                              --          (539)
   Class Z                              --           (52)
                              ------------  ------------
Total Distributions Declared
  to Shareholders              (18,706,968)  (26,544,604)
                              ------------  ------------

Share Transactions:
Class A:
   Subscriptions                27,208,495    28,944,806
   Distributions reinvested      3,087,731     4,435,355
   Redemptions                 (44,962,115)  (52,671,603)
                              ------------  ------------
    Net Decrease               (14,665,889)  (19,291,442)
                              ------------  ------------
Class B:
   Subscriptions                18,058,823    20,986,672
   Distributions reinvested      4,767,950     5,846,660
   Redemptions                 (41,744,003)  (32,352,200)
                              ------------  ------------
    Net Decrease               (18,917,230)   (5,518,868)
                              ------------  ------------
Class C:
   Subscriptions                36,719,791    29,374,992
   Distributions reinvested      3,919,840     5,754,828
   Redemptions                 (50,692,251)  (69,520,549)
                              ------------  ------------
    Net Decrease               (10,052,620)  (34,390,729)
                              ------------  ------------

                               Year Ended    Year Ended
                               August 31,    August 31,
                                  2003          2002
---------------------------------------------------------
Class Z:
   Subscriptions              $ 22,935,486  $  5,244,801
   Distributions reinvested        108,322        74,304
   Redemptions                  (5,754,567)   (2,625,789)
                              ------------  ------------
    Net Increase                17,289,241     2,693,316
                              ------------  ------------
Net Decrease from Share
  Transactions                 (26,346,498)  (56,507,723)
                              ------------  ------------
Total Decrease in Net
  Assets                        (8,541,762)  (96,385,764)

Net Assets:
Beginning of period            433,624,671   530,010,435
                              ------------  ------------
End of period
  (overdistributed net
  investment income of
  $(118,985) and
  $(68,416), respectively)    $425,082,909  $433,624,671
                              ------------  ------------

Changes in Shares:
Class A:
   Subscriptions                 2,964,783     3,083,643
   Issued for distributions
    reinvested                     347,141       473,895
   Redemptions                  (5,067,027)   (5,608,115)
                              ------------  ------------
    Net Decrease                (1,755,103)   (2,050,577)
                              ------------  ------------
Class B:
   Subscriptions                 1,983,663     2,248,559
   Issued for distributions
    reinvested                     536,176       624,817
   Redemptions                  (4,711,437)   (3,446,281)
                              ------------  ------------
    Net Decrease                (2,191,598)     (572,905)
                              ------------  ------------
Class C:
   Subscriptions                 4,038,037     3,143,271
   Issued for distributions
    reinvested                     440,802       614,545
   Redemptions                  (5,725,422)   (7,394,823)
                              ------------  ------------
    Net Decrease                (1,246,583)   (3,637,007)
                              ------------  ------------
Class Z:
   Subscriptions                 2,482,423       560,381
   Issued for distributions
    reinvested                      11,924         7,930
   Redemptions                    (651,580)     (281,403)
                              ------------  ------------
    Net Increase                 1,842,767       286,908
                              ------------  ------------

See notes to financial statements.

 Notes to Financial Statements

August 31, 2003

Note 1. Accounting Policies

Organization:

Columbia Floating Rate Fund (the "Fund") (formerly Liberty Floating Rate Fund), is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. The Fund invests all of its investable assets in Columbia Floating Rate Limited Liability Company (the "Portfolio"), (formerly Stein Roe Floating Rate Limited Liability Company), which seeks to provide a high level of current income, consistent with preservation of capital. The Fund authorized an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front end sales charge and an annual distribution fee. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code.
At August 31, 2003, Columbia Floating Rate Fund and Columbia Institutional Floating Rate Income Fund owned 82.4% and 17.6%, respectively, of the Portfolio.

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor and pricing and bookkeeping agent to the Portfolio and the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Portfolio and the Fund. The merger did not change the way the Portfolio and the Fund are managed, the investment personnel assigned to manage the Portfolio and the Fund or the fees paid by the Portfolio and the Fund to Columbia.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

Security Valuation and Transactions:

The value of the Portfolio is determined in accordance with guidelines established, and periodically reviewed, by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, senior loans will be valued by Columbia at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, Columbia will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan interest may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the last day, at the current quoted bid price. Equity securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

August 31, 2003


Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

Federal Income Taxes:

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service.

Interest Income, Discount and Premium:

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

Distributions to Shareholders:

The Fund declares and records distributions from net investment income daily and pays monthly. Capital gain distributions, if any, are declared and paid annually.

Statement of Cash Flows:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2003.

Note 2. Federal Tax Information

The Fund's income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, current year distribution payable, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2003, permanent items identified and reclassified among the components of the Fund's net assets are as follows:

                     Overdistributed Accumulated
                     Net Investment  Net Realized Paid-In
                         Income          Loss     Capital
                     --------------- ------------ --------
                        $(11,115)     $(405,183)  $416,298

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the years ended August 31, 2003 and August 31, 2002 was as follows:

                                              August 31,
                                        -----------------------
                                           2003        2002
                                        ----------- -----------
                Ordinary Income         $18,706,968 $26,542,902
                Long-Term Capital Gains          --       1,702

As of August 31, 2003, the components of the Fund's distributable earnings on a tax basis were as follows:

                          Undistributed
                            Ordinary     Unrealized
                             Income     Depreciation*
                          ------------- -------------
                            $541,169    $(15,783,304)
* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to accretion/amortization on debt securities and the tax deferral of losses on wash sales.

The following capital loss carryforwards determined as of August 31, 2003, are available to reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            ---------- ------------
                               2010    $ 7,156,391
                               2011      4,178,432
                                       -----------
                                       $11,334,823
                                       -----------

August 31, 2003


Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2003 for federal income tax purposes, post-October losses of $14,890,555 attributable to security transactions were deferred to September 1, 2003.

Expired capital loss carryforward, if any, are recorded as a reduction of paid in capital.

Note 3. Fees and Compensation Paid to Affiliates

Management Fee:

The Advisor receives a monthly fee equal to 0.45% annually of the Portfolio's average daily net assets.

At a special meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on the Portfolio's average daily net assets as follows:

                                                 Annual
                       Average Daily Net Assets Fee Rate
                       ------------------------ --------
                           First $1 billion       0.45%
                           Next $1 billion        0.40%
                           Over $2 billion        0.35%

Administration Fee:

Columbia is the investment advisor of the Fund and provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily net assets.

Pricing and Bookkeeping Fees:

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, Columbia receives from the Portfolio and the Fund annual flat fees of $10,000 and $5,000 respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended August 31, 2003, the net asset based fee rate was 0.030%. The Portfolio also pays out-of-pocket costs for pricing services.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc., changed its name to Columbia Funds Services, Inc.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

At a special meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $34.00 charge per open account for the transfer agent fees.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the year ended August 31, 2003, the Fund has been advised that the Distributor retained $10,812 net underwriting discounts on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $2,015, $623,746 and $24,472 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average daily net assets attributable to Class A, Class B and Class C shares only.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

August 31, 2003


Expense Limits:

Columbia has voluntarily agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.80% of the Fund's average daily net assets.

Other:

The Portfolio and Fund pay no compensation to their officers, all of whom are employees of Columbia.

The Portfolio has an agreement with its custodian bank under which $2,274 of custody fees were reduced by balance credits for the year ended August 31, 2003. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 4. Portfolio Information

Investment Activity:

During the year ended August 31, 2003, purchases and sales of investments, other than short-term obligations, by the Portfolio were $309,671,229 and $348,176,487, respectively.

Unrealized appreciation (depreciation) at August 31, 2003, based on cost for federal tax purposes, was:

                  Gross unrealized appreciation $  7,867,581
                  Gross unrealized depreciation  (27,476,312)
                                                ------------
                   Net unrealized depreciation  $(19,608,731)
                                                ------------

Other:

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Tender of Shares

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December, each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline. During the year ended August 31, 2003, there were four tender offers in September, December, March and June. The Fund offered to repurchase 15%, 15%, 15% and 12% of its shares and 13.81%, 9.32%, 7.49% and 5.26% respectively, of shares outstanding were tendered.


Note 6. Senior Loan Participation Commitments

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a Senior Loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower.

At August 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Portfolio on a participation basis.

                                            Principal
               Selling Participant           Amount      Value
               -------------------          ---------- ----------
               Citibank:
                CSC Holdings, Inc.,
                  Revolver                  $1,306,667 $1,218,540

               Goldman Sachs Credit
                 Partners LP:
                Bridge Information Systems,
                  Multi-Draw Term Loan         533,287     58,662

                Simmons Co.,
                  Term Loan B                  214,917    215,696

The ability of borrowers to meet their obligations may be affected by economic developments in a specific industry.

August 31, 2003


Note 7. Line of Credit

The Portfolio and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Portfolio based on its borrowings. In addition, the Portfolio has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Portfolio participated in a separate credit agreement with similar terms to its existing agreement. The Portfolio may borrow up to $150,000,000. The average daily loan balance was $19,800,000 at a weighted average interest rate of 1.835%. The Portfolio is required to maintain certain asset coverage with respect to the loans.

Note 8. Unfunded Loan Commitments

As of August 31, 2003, the Portfolio had unfunded loan commitments of $6,937,959, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                    Unfunded
Borrower                                           Commitments
--------                                           -----------
CSC Holdings, Inc.                                 $  693,333

Noveon, Inc.                                          625,000

Sygnet Wireless, Inc.                                 617,558

TV Guide, Inc.                                      1,502,068

Washington Group International, Inc.                3,500,000
                                                   ----------
                                                   $6,937,959
                                                   ----------

Note 9. Other

During the year ended August 31, 2003, the Portfolio held a security in violation of investment restrictions. This position was sold off at a loss of $101,250 and the Portfolio was reimbursed by the Advisor.

 Columbia Floating Rate Limited Liability Company -- Financial Highlights

Selected data for a share outstanding throughout each period is as follows:


                                                           Year Ended August 31,         Period Ended
                                                   -------------------------------------  August 31,
                                                     2003        2002       2001   2000    1999 (a)
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/ Supplemental Data:
Total return                                       11.68%(g) (2.20)%      5.15%    8.73%    5.85%(f)
Operating expenses                                  0.57%(b)  0.55%(b)    0.53%(b) 0.55%    0.96%(c)
Interest expense                                       --(d)  0.03%          --       --       --
Net investment income                               5.96%(b)  6.42%(b)(e) 8.94%(b) 9.26%    7.59%(c)
Portfolio turnover rate                               75%       70%         63%      21%      17%(f)

(a) From commencement of operations on December 17, 1998.
(b) The benefits derived from custody credits, and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(c) Annualized.
(d) Rounds to less than 0.01%.
(e) Effective September 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt securities. The effect of this change for the year ended August 31, 2002, was to increase the ratio of net investment income to average net assets from 6.41% to 6.42%. Ratios for the periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(f) Not annualized.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Portfolio's return.

 Columbia Floating Rate Fund -- Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class A Shares                                            2003         2002        2001       2000 (a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $  10.05
                                                       --------    --------     --------      --------
Income from Investment Operations:
Net investment income (b)                                  0.48       0.54 (c)      0.81          0.71
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)        (0.05)
                                                       --------    --------     --------      --------
    Total from Investment Operations                       0.94       (0.25)        0.44          0.66
                                                       --------    --------     --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.48)      (0.54)       (0.82)        (0.71)
From net realized gains                                      --          --(d)        --(d)         --(d)
                                                       --------    --------     --------      --------
    Total Distributions Declared to Shareholders          (0.48)      (0.54)       (0.82)        (0.71)
                                                       --------    --------     --------      --------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $  10.00
                                                       --------    --------     --------      --------
Total return (e)(f)                                      11.03%(g)  (2.67)%        4.56%         6.79%(h)
                                                       --------    --------     --------      --------
Ratios to Average Net Assets:
Net operating expenses                                    1.15%       1.15%        1.15%         1.15%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --            --
Net expenses                                              1.15%       1.18%        1.15%         1.15%(j)
Net investment income                                     5.39%       5.83%(c)     8.28%         8.53%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%         0.13%(j)
Net assets, end of period (000's)                      $ 97,924    $108,583     $138,058      $147,209

(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class B Shares                                            2003         2002        2001       2000 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $ 10.05
                                                       --------    --------     --------      -------
Income from Investment Operations:
Net investment income (b)                                  0.45       0.51 (c)      0.77         0.67
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)       (0.05)
                                                       --------    --------     --------      -------
    Total from Investment Operations                       0.91       (0.28)        0.40         0.62
                                                       --------    --------     --------      -------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.45)      (0.51)       (0.78)       (0.67)
From net realized gains                                      --          --(d)        --(d)        --(d)
                                                       --------    --------     --------      -------
    Total Distributions Declared to Shareholders          (0.45)      (0.51)       (0.78)       (0.67)
                                                       --------    --------     --------      -------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $ 10.00
                                                       --------    --------     --------      -------
Total return (e)(f)                                      10.65%(g)  (3.02)%        4.19%        6.35%(h)
                                                       --------    --------     --------      -------
Ratios to Average Net Assets:
Net operating expenses                                    1.50%       1.50%        1.50%        1.50%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --           --
Net expenses                                              1.50%       1.53%        1.50%        1.50%(j)
Net investment income                                     5.05%       5.48%(c)     7.93%        8.18%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%        0.13%(j)
Net assets, end of period (000's)                      $163,448    $174,707     $195,891      $83,695

(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class C Shares                                            2003         2002        2001       2000 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $ 10.05
                                                       --------    --------     --------      -------
Income from Investment Operations:
Net investment income (b)                                  0.44       0.50 (c)      0.76         0.66
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)       (0.05)
                                                       --------    --------     --------      -------
    Total from Investment Operations                       0.90       (0.29)        0.39         0.61
                                                       --------    --------     --------      -------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.44)      (0.50)       (0.77)       (0.66)
From net realized gains                                      --          --(d)        --(d)        --(d)
                                                       --------    --------     --------      -------
    Total Distributions Declared to Shareholders          (0.44)      (0.50)       (0.77)       (0.66)
                                                       --------    --------     --------      -------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $ 10.00
                                                       --------    --------     --------      -------
Total return (e)(f)                                      10.48%(g)  (3.16)%        4.04%        6.20%(h)
                                                       --------    --------     --------      -------
Ratios to Average Net Assets:
Net operating expenses                                    1.65%       1.65%        1.65%        1.65%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --           --
Net expenses                                              1.65%       1.68%        1.65%        1.65%(j)
Net investment income                                     4.88%       5.33%(c)     7.78%        8.03%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%        0.13%(j)
Net assets, end of period (000's)                      $132,656    $137,098     $184,399      $91,664

(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended August 31,               Period Ended
                                          ---------------------------------------------     August 31,
Class Z Shares                               2003         2002        2001        2000       1999 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                     $   8.83    $   9.62     $  10.00    $  10.07      $  10.00
                                          --------    --------     --------    --------      --------
Income from Investment
  Operations:
Net investment income (b)                     0.50       0.57 (c)      0.84        0.87          0.47
Net realized and unrealized gain (loss)
  allocated from Portfolio                    0.47       (0.78)(c)    (0.37)      (0.07)         0.07
                                          --------    --------     --------    --------      --------
    Total from Investment Operations          0.97       (0.21)        0.47        0.80          0.54
                                          --------    --------     --------    --------      --------
Less Distributions Declared
  to Shareholders:
From net investment income                   (0.51)      (0.58)       (0.85)      (0.87)        (0.47)
In excess of net investment income              --          --           --          --            --(d)
From net realized gains                         --          --(d)        --(d)       --(d)         --
                                          --------    --------     --------    --------      --------
    Total Distributions Declared to
     Shareholders                            (0.51)      (0.58)       (0.85)      (0.87)        (0.47)
                                          --------    --------     --------    --------      --------
Net Asset Value,
  End of Period                           $   9.29    $   8.83     $   9.62    $  10.00      $  10.07
                                          --------    --------     --------    --------      --------
Total return (e)(f)                         11.42%(g)  (2.33)%        4.89%       8.23%         5.43%(h)
                                          --------    --------     --------    --------      --------
Ratios to Average Net Assets:
Net operating expenses                       0.80%       0.80%        0.80%       0.80%         1.30%(j)
Interest expense allocated from Portfolio       --(i)    0.03%           --          --            --
Net expenses                                 0.80%       0.83%        0.80%       0.80%         1.30%(j)
Net investment income                        5.53%       6.18%(c)     8.63%       8.94%         7.10%(j)
Waiver/reimbursement                         0.28%       0.28%        0.18%       0.39%        55.49%(j)
Net assets, end of period (000's)         $ 31,055    $ 13,236     $ 11,662    $  6,845      $    893

(a) From commencement of operations on December 17, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

 Report of Independent Auditors


To the Trustees and the Shareholders of Columbia Floating Rate Fund and the Trustees of Columbia Floating Rate Limited Liability Company

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund") (formerly Liberty Floating Rate Fund) and Columbia Floating Rate Limited Liability Company (the "Portfolio") (formerly Stein Roe Floating Rate Limited Liability Company), at August 31, 2003, and the results of each of their operations, the changes in each of their net assets, the Portfolio's cash flows and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's and Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 2003, by correspondence with the custodian and lending or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2003

            Statement of Additional Information Dated January 1, 2003

                           LIBERTY FLOATING RATE FUND
                               CLASS A, B, C AND Z

                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

         This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Fund's Prospectuses dated January 1, 2003 and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 1-800-426-3750. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectuses. The Fund's name was changed on November 4, 1998, from Stein Roe Floating Rate Income Trust to Stein Roe Floating Rate Income Fund.

                                TABLE OF CONTENTS

                                                                                     Page
The Fund .......................................................................       1

Investment Policies.............................................................       2

Portfolio Investments and Strategies............................................       2

Investment Restrictions.........................................................       8

Repurchase Offer Fundamental Policy.............................................      10

Management......................................................................      11

Financial Statements............................................................      21

Principal Shareholders..........................................................      21

Investment Advisory and Other Services..........................................      22

Distributor.....................................................................      23

Programs for Reducing or Eliminating Sales Charges..............................      25

Transfer Agent..................................................................      27

Custodian.......................................................................      27

Independent Accountants of the Fund and Portfolio...............................      27

Portfolio Transactions..........................................................      27

Additional Income Tax Considerations............................................      31

Investment Performance..........................................................      31

Appendix--Ratings...............................................................      33

761-16/242M 1202
                                    THE FUND

         Liberty Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value of the shares. The Fund's name was changed on October 18, 1999, from Stein Roe Floating Rate Income Fund to Liberty-Stein Roe Advisor Floating Rate Fund. On July 14, 2000, the Fund's name was changed from Liberty-Stein Roe Advisor Floating Rate Fund to its current name. The Fund offers four classes of shares--Classes A, B, C, and Z.

         Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative services and is responsible for providing accounting and recordkeeping services to the Fund and the Portfolio (described below) and provides investment advisory services to the Portfolio.

         Special Considerations Regarding Master Fund/Feeder Fund Structure. Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), which has the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. For more information, please refer to the Prospectus under the caption "Master Fund/Feeder Fund:
Structure and Risk Factors." The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

                               INVESTMENT POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Fund and of the Portfolio described in the Prospectuses. In pursuing its objective, the Fund and the Portfolio will invest as described below and may employ the investment techniques described in the Prospectuses and elsewhere in this Statement of Additional Information. The investment objective of the Fund and the Portfolio is a non-fundamental policy and may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable, without the approval of a "majority of the outstanding voting securities"(1) of the Fund or Portfolio, as applicable.

         The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. To achieve this objective the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities).

         Under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

         In addition, during normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB, A-3 or higher by Standard & Poor's ("S&P") (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or if having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information, please refer to the Prospectus under the caption "Investment Objectives and Policies."

                      PORTFOLIO INVESTMENTS AND STRATEGIES

         The following sets forth information about the investment policies of the Fund and the Portfolio and the types of securities the Portfolio may buy. Please read this information together with information in the Prospectus under the caption "How the Fund or Portfolio Invests."

-------------------------
(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

         Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Stein Roe estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

         Participations and Assignments. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

         When the Portfolio purchases a Participation, the Portfolio will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Portfolio at the time of investment, have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality. The rights of the Portfolio when it acquires a Participation may be different from, and more limited than, the rights of Primary Lenders or of persons who acquire an Assignment. The Portfolio may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

         Debt Restructuring. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Portfolio ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans.

         Bridge Financing. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         Other Securities. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments.

         Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value.

         Defensive Investment Policy. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or "delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. Stein Roe may use some or all of the following investment practices when, in the opinion of Stein Roe, their use is appropriate. Although Stein Roe believes that these investment practices may further the Portfolio's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

         Structured Notes. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.

         Borrowing. The Portfolio may borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio that the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio.

         The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Portfolio shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Portfolio, including the payment of dividends to holders of Portfolio shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to the ability of the Portfolio to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to shareholders. The Portfolio may enter into an agreement with a financial institution providing for a facility, the proceeds of which may be used to finance, in part, repurchases.

         Derivatives. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Portfolio's investment portfolio. To the extent Securities and Exchange Commission ("SEC") guidance requires segregation of assets for certain derivative transactions the Fund will segregate a portion of its assets while party to these derivative transactions.

         Hedging Transactions. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

         Interest Rate Swaps, Caps and Floors. The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

         In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

         Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Fund's Board of Trustees. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         New Financial Products. New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

         Lending of Portfolio Holdings. The Portfolio may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Portfolio would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Portfolio would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Portfolio could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to Borrowers deemed by Stein Roe to be of good standing and when, in the judgment of Stein Roe, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Portfolio lends its portfolio holdings will be monitored on an ongoing basis by Stein Roe pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board. No specific limitation exists as to the percentage of the Portfolio's assets that the Portfolio may lend.

         "When-Issued" and "Delayed-Delivery" Transactions. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. In entering into a repurchase agreement, the Portfolio buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be invested in repurchase agreements.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. Under a reverse repurchase agreement, the Portfolio sells a debt security and simultaneously obtains the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Portfolio and as such are subject to the restrictions on borrowing described below under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

         Rated Securities. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix. The rated short-term securities described under "Investment Policies" above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but Stein Roe will consider such fact in determining whether the Portfolio should continue to hold the security.

         Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Portfolio's turnover rate will be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when Stein Roe deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever Stein Roe believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Portfolio will bear directly.

                             INVESTMENT RESTRICTIONS

         The Fund and the Portfolio operate under the following investment restrictions. Neither the Fund nor the Portfolio may:

         (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction) except that this restriction does not apply to (i) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies; or (iii) [the Fund only] investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (2) invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities (taken at the time of such investment) of any one issuer [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

         (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

         (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other investment companies to which Stein Roe provides investment advisory services provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans);
(b) purchase money market instruments and enter into repurchase agreements; and
(c) acquire publicly distributed or privately placed debt securities (including interests in Assignments and Participation) and other Senior Loans in which it is authorized to invest in accordance with its respective investment objectives and policies;

         (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;

         (7) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended on disposition of securities acquired subject to legal or contractual restrictions on resale, [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         (8) issue any senior security except to the extent permitted under the 1940 Act (for this purpose Senior Loans shall not be deemed senior securities).

         The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein.

         The Fund and the Portfolio are also subject to the following restrictions and policies that may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, neither the Fund nor the Portfolio may:

         (A) invest for the purpose of exercising control or management [except to the extent that exercise by the Portfolio of its rights under Loan Agreements would be deemed to constitute such control or management];

         (B) purchase more than 3% of the stock of another investment company (other than the Portfolio) or purchase stock of other investment companies (other than the Portfolio) equal to more than 5% of its total assets (taken at market value at the time of purchase) in the case of any one other investment company (other than the Portfolio) and 10% of such assets (taken at market value at the time of purchase) in the case of all other investment companies (other than the Portfolio) in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;(2)

         (C) purchase shares of open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

         (D) purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;(3)

         (E) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (F) invest in limited partnerships in real estate unless they are readily marketable;

         (G) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(ii) the securities sold are "when-issued" or "when distributed" securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;(4)

         (H) invest more than 15% of its total net assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;

         (I) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin).

------------------------
(2) The Fund and Portfolio have been informed that the staff of the SEC takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. Accordingly, the Fund and Portfolio intend to operate within the applicable limitations under Section 12(d)(1)(A) of the 1940 Act.

(3) The Portfolio does not currently intend to purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 5% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

(4) The Portfolio does not currently intend to commit more than 5% of its assets to short sales.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

         The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

         The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day.

         The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectus under the caption "Periodic Repurchase Offers."

                                   MANAGEMENT

         The Board of Trustees of the Fund has overall management responsibility for the Fund. The following table sets forth certain information with respect to Trustees and officers of the Fund.

         The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                 Number of
                                           Year First                                          Portfolios in
                              Position     Elected or                                          Fund Complex
       Name, Address        with Liberty  Appointed to        Principal Occupation(s)            Overseen     Other Directorships
          and Age              Funds         Office           During Past Five Years            By Trustee           Held
          -------              -----         ------           ----------------------            ----------           ----
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)    Trustee         1998      Executive Vice President - Strategy         103              None
8550 West Bryn Mawr, 6th                                of United Airlines (airline) since
Floor Chicago, IL 60631                                 December, 2002; President of UAL
                                                        Loyalty Services and Executive Vice
                                                        President of United Airlines since
                                                        September, 2001 (formerly Executive
                                                        Vice President from July, 1999 to
                                                        September, 2001); Chief Financial
                                                        Officer of United Airlines since
                                                        July, 1999; Senior Vice President and
                                                        Chief Financial Officer of UAL, Inc.
                                                        prior thereto.

Janet Langford Kelly          Trustee         1998      Executive Vice President-Corporate          103              None
(Age 44) One Kellogg Square                             Development and Administration,
Battle Creek, MI 49016                                  General Counsel and Secretary,
                                                        Kellogg Company (food manufacturer),
                                                        since September, 1999; Senior Vice
                                                        President, Secretary and General
                                                        Counsel, Sara Lee Corporation
                                                        (branded, packaged, consumer-products
                                                        manufacturer) prior thereto.

                                                                                                 Number of
                                           Year First                                          Portfolios in
                              Position     Elected or                                          Fund Complex
      Name, Address         with Liberty  Appointed to         Principal Occupation(s)           Overseen     Other Directorships
         and Age               Funds         Office            During Past Five Years           By Trustee           Held
         -------               -----         ------            ----------------------           ----------           ----
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 66)     Trustee         2000      Private Investor since August, 1987         105              None
10701 Charleston Drive                                  (formerly Chairman and Chief
Vero Beach, FL 32963                                    Executive Officer, U.S. Plywood
                                                        Corporation (building products
                                                        manufacturer)).

Salvatore Macera (Age 71)     Trustee         2000      Private Investor since 1981 (formerly       103              None
26 Little Neck Lane                                     Executive Vice President and Director
New Seabury, MA  02649                                  of Itek Corporation (electronics)
                                                        from 1975 to 1981).

Charles R. Nelson (Age 60)    Trustee         1998      Professor of Economics, University of       118(5)           None
Department of Economics                                 Washington since January 1976; Ford
University of Washington                                and Louisa Van Voorhis Professor of
Box 353330                                              Political Economy,, University of
Seattle, WA 98195                                       Washington since September 1993;
                                                        Director, Institute of Economic
                                                        Research, University of Washington
                                                        since September 2001; Adjunct
                                                        Professor of Statistics, University
                                                        of Washington since September 1980;
                                                        Associate Editor, Journal of Money
                                                        Credit and Banking since September
                                                        1993; Trustee, Columbia Funds since
                                                        July 2002; consultant on econometric
                                                        and statistical matters.

John J. Neuhauser (Age 59)    Trustee         2000      Academic Vice President and Dean of         105         Saucony, Inc.
Bourneuf House                                          Faculties since August, 1999, Boston                  (athletic footwear);
84 College Road                                         College (formerly Dean, Boston                        SkillSoft Corp.
Chestnut Hill, MA 02467-3838                            College School of Management from                      (E-Learning).
                                                        September, 1977 to September, 1999).

--------------------------
(5) In addition to serving as a disinterested trustee of the Liberty Funds, Mr. Nelson serves as a disinterested director of the Columbia Funds, which are advised by an affiliate of Stein Roe, currently consisting of 15 funds.

                                                                                                 Number of
                                           Year First                                          Portfolios in
                              Position     Elected or                                          Fund Complex
      Name, Address         with Liberty  Appointed to        Principal Occupation(s)            Overseen     Other Directorships
         and Age               Funds         Office           During Past Five Years            By Trustee           Held
         -------               -----         ------           ----------------------            ----------           ----
DISINTERESTED TRUSTEES

Thomas E. Stitzel (Age 66)    Trustee         2000      Business Consultant since 1999               103             None
2208 Tawny Woods Place                                  (formerly Professor of Finance from
Boise, ID  83706                                        1975 to 1999 and Dean from 1977 to
                                                        1991, College of Business, Boise
                                                        State University); Chartered
                                                        Financial Analyst.

Thomas C. Theobald            Trustee         1999      Managing Director, William Blair             103      Xerox Corporation
(Age 65) Suite 1300                                     Capital Partners (private equity                      (business products
222 West Adams Street                                   investing) since September, 1994                      and services),
Chicago, IL 60606                                       (formerly Chief Executive Officer and                 Anixter
                                                        Chairman of the Board of Directors,                   International
                                                        Continental Bank Corporation).                        (network support
                                                                                                              equipment
                                                                                                              distributor), Jones
                                                                                                              Lang LaSalle (real
                                                                                                              estate management
                                                                                                              services) and MONY
                                                                                                              Group (life
                                                                                                              insurance).

Anne-Lee Verville (Age 57)    Trustee         2000      Author and speaker on educational            103      Chairman of the
359 Stickney Hill Road                                  systems needs (formerly General                       Board of Directors,
Hopkinton, NH  03229                                    Manager, Global Education Industry                    Enesco Group, Inc.
                                                        from 1994 to 1997, and President,                     (designer, importer
                                                        Applications Solutions Division from                  and distributor of
                                                        1991 to 1994, IBM Corporation (global                 giftware and
                                                        education and global applications)).                  collectibles).

                                                                                                 Number of
                                           Year First                                          Portfolios in
                              Position     Elected or                                          Fund Complex
      Name, Address         with Liberty  Appointed to        Principal Occupation(s)            Overseen     Other Directorships
         and Age               Funds         Office           During Past Five Years            By Trustee           Held
         -------               -----         ------           ----------------------            ----------           ----
Interested Trustees

William E. Mayer(6)* (Age     Trustee         2000      Managing Partner, Park Avenue Equity        105       Lee Enterprises
62) 399 Park Avenue                                     Partners (venture capital) since                      (print and on-line
Suite 3204                                              February, 1999 (formerly Founding                     media), WR Hambrecht
New York, NY 10022                                      Partner, Development Capital LLC from                 + Co. (financial
                                                        November 1996 to February, 1999; Dean                 service provider)
                                                        and Professor, College of Business                    and Systech Retail
                                                        and Management, University of                         Systems (retail
                                                        Maryland from October, 1992 to                        industry technology
                                                        November, 1996).                                      provider); First
                                                                                                              Health (healthcare)

Joseph R. Palombo(2) (Age   Trustee and       2000      Chief Operating Officer of Columbia         103              None
49) One Financial Center    Chairman of                 Management Group, Inc. ("Columbia
Boston, MA 02111             the Board                  Management Group") since November,
                                                        2001; formerly Chief Operations
                                                        Officer of Mutual Funds, Liberty
                                                        Financial Companies, Inc. from
                                                        August, 2000 to November, 2001;
                                                        Executive Vice President of Stein Roe
                                                        since April, 1999; Executive Vice
                                                        President and Director of Colonial
                                                        Management Associates, Inc.
                                                        ("Colonial") since April, 1999;
                                                        Executive Vice President and Chief
                                                        Administrative Officer of Liberty
                                                        Funds Group, LLC ("LFG") since April,
                                                        1999; Director of Stein Roe since
                                                        September, 2000; Trustee and Chairman
                                                        of the Board of the Stein Roe Mutual
                                                        Funds since October, 2000; Manager of
                                                        Stein Roe Floating Rate Limited
                                                        Liability Company since October,
                                                        2000; Vice President of Galaxy Funds
                                                        since September, 2002 (formerly Vice
                                                        President of the Liberty Funds from
                                                        April, 1999 to August, 2000; Chief
                                                        Operating Officer and Chief
                                                        Compliance Officer, Putnam Mutual
                                                        Funds from December, 1993 to March,
                                                        1999).

----------------------------
(6) Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                           Year First
                              Position     Elected or
      Name, Address         with Liberty  Appointed to         Principal Occupation(s)
         and Age               Funds         Office            During Past Five Years
         -------               -----         ------            ----------------------
Officers

Keith T. Banks (Age 46)       President       2001      President of the Liberty Funds since
Columbia Management Group,                              November, 2001; Chief Investment
Inc. 590 Madison Avenue,                                Officer since December, 2001 and
36th Floor Mail Stop NY                                 Chief Executive Officer since August,
EH 30636A New York, NY                                  2000 of Columbia Management Group
10022                                                   since August, 2000; President of the
                                                        Galaxy Funds since September, 2002
                                                        (formerly Managing Director and Head
                                                        of U.S. Equity, J.P. Morgan
                                                        Investment Management from November,
                                                        1996 to August, 2000).

Vicki L. Benjamin (Age 40)     Chief          2001      Controller of the Liberty Funds,
One Financial Center         Accounting                 Stein Roe Funds and Liberty All-Star
Boston, MA 02111               Officer                  Funds since May, 2002, and Chief
                                                        Accounting Officer of the Liberty
                                                        Funds, Stein Roe Funds and Liberty
                                                        All-Star Funds since June, 2001; Vice
                                                        President of LFG since April, 2001;
                                                        Controller and Chief Accounting
                                                        Officer of the Galaxy Funds since
                                                        September, 2002 (formerly Vice
                                                        President, Corporate Audit, State
                                                        Street Bank and Trust Company from
                                                        May, 1998 to April, 2001; Audit
                                                        Manager from July, 1994 to June,
                                                        1997; Senior Audit Manager from July,
                                                        1997 to May, 1998, Coopers & Lybrand,
                                                        LLP).

                                           Year First
                              Position     Elected or
      Name, Address         with Liberty  Appointed to         Principal Occupation(s)
         and Age               Funds         Office            During Past Five Years
          -------               -----         ------            ----------------------
Officers

J. Kevin Connaughton (Age     Treasurer       2000      Treasurer of the Liberty Funds and of
38) One Financial Center                                the Liberty All-Star Funds since
Boston, MA 02111                                        December, 2000 (formerly Controller
                                                        of the Liberty Funds and of the
                                                        Liberty All-Star Funds from February,
                                                        1998 to October, 2000); Treasurer of
                                                        the Stein Roe Funds since February,
                                                        2001 (formerly Controller from May,
                                                        2000 to February, 2001); Treasurer of
                                                        the Galaxy Funds since September,
                                                        2000; Senior Vice President of LFG
                                                        since January, 2001 (formerly Vice
                                                        President from April, 2000 to
                                                        January, 2001; Vice President of
                                                        Colonial from February, 1998 to
                                                        October, 2000; formerly Senior Tax
                                                        Manager, Coopers & Lybrand, LLP from
                                                        April, 1996 to January, 1998).

Jean S. Loewenberg (Age       Secretary       2002      Secretary of the Liberty Funds, Stein
57) One Financial Center                                Roe Funds and Liberty All-Star Funds
Boston, MA 02111                                        since February, 2002; Assistant
                                                        Secretary of the Galaxy Funds since
                                                        September, 2002; General Counsel of
                                                        Columbia Management Group since
                                                        December, 2001; Assistant General
                                                        Counsel and Senior Vice President of
                                                        Fleet National Bank since September,
                                                        2002 (formerly Senior Vice President
                                                        and Group Senior Counsel of Fleet
                                                        National Bank from November, 1996 to
                                                        September, 2002).

         Certain of the trustees and officers of the Trust and the Portfolio also are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.

         Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Fund. In compensation for their services to the Fund, trustees who are not "interested persons" of the Fund or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee attended. For the fiscal year ended August 31, 2002 and the calendar year December 31, 2001, the Trustees received the following compensation for serving as Trustees:

Trustees and Trustees' Fees

Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended August 31, 2002 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                              Pension or          Total Compensation From Fund      Aggregate Compensation
                          Retirement Benefits     and The Fund Complex Paid To     From Fund For The Fiscal
                          Accrued As Part of     Trustees For The Calendar Year           Year Ended
      Trustee              Fund Expenses(1)        Ended December 31, 2001(2)           August 31, 2002
John A. Bacon(3)                  N/A                     $  95,000                           N/A
Robert J. Birnbaum                N/A                        25,300                           N/A
Tom Bleasdale(3)                  N/A                       103,000(4)                        N/A
William W. Boyd(3)                N/A                        50,000                           N/A
Lora S. Collins(3)                N/A                        96,000                           N/A
James E. Grinnell(3)              N/A                       100,300                           N/A
Douglas A. Hacker                 N/A                       109,000                        $1,723
Janet Langford Kelly              N/A                       107,000                         1,689
Richard W. Lowry                  N/A                       135,300                         1,740
Salvatore Macera                  N/A                       110,000                         1,740
William E. Mayer                  N/A                       132,300                         1,791
James L. Moody, Jr.(3)            N/A                        91,000                           N/A
Charles R. Nelson                 N/A                       109,000                         1,723
John J. Neuhauser                 N/A                       132,510                         1,725
Joseph R. Palombo(5)              N/A                           N/A                           N/A
Thomas Stitzel                    N/A                       109,000                         1,723
Thomas C. Theobald                N/A                       112,000                         1,774
Anne-Lee Verville                 N/A                       114,000(n)                      1,808(6)

(1) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(2) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds ("All-Star Funds") consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(3) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(4) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(5) Mr. Palombo does not receive compensation because he is an employee and affiliate of Colonial Management Associates, Inc.

(6) During the fiscal year ended August 31, 2002, Ms. Verville deferred $1,208 of her compensation from the Fund and in the calendar year ended December 31, 2001 deferred her total compensation of $114,000, pursuant to the deferred compensation plan.

Role of the Board of Trustees

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended August 31, 2002, the Audit Committee convened five times.

Governance Committee

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended August 31, 2002, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended August 31, 2002, the Advisory Fees and Expenses Committee convened five times.

Trading Oversight Committee

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended August 31, 2002, the Trading Oversight Committee convened two times.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                                                Aggregate Dollar Range of Equity
                              Dollar Range of Equity       Securities Owned in All Funds Overseen by
    Name of Trustee        Securities Owned in The Fund        Trustee in Liberty Family of Funds
    ---------------        ----------------------------        ----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       $0                               Over $100,000
Janet Langford Kelly                    $0                               Over $100,000
Richard W. Lowry (1)                    $0                               Over $100,000
Salvatore Macera                        $0                             $50,001 - $100,000
Charles R. Nelson                       $0                               Over $100,000
John J. Neuhauser (1)                   $0                               Over $100,000
Thomas E. Stitzel                       $0                             $50,001 - $100,000
Thomas C. Theobald                      $0                               Over $100,000
Anne-Lee Verville                       $0                               Over $100,000

Interested Trustees

WILLIAM E. MAYER (1)                    $0                             $50,001 - $100,000

JOSEPH R. PALOMBO                       $0                                $1 - $10,000

(1)  Trustee also serves as a Trustee of Liberty All-Star Funds.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively Stein Roe's duties under the agreement. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that Stein Roe's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by Stein Roe to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of Stein Roe's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by Stein Roe to the Fund. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Fund with respect to possible conflicts of interest, including Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by Stein Roe as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment Advisor to the Fund and the research services available to Stein Roe by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

         Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

CODE OF ETHICS

         The Fund, Stein Roe and the Distributor have adopted a Code of Ethics pursuant to the requirements of the Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

         Please refer to the Fund's August 31, 2002 Financial Statements (statements of assets and liabilities and schedule of investments as of August 31, 2002 and the statements of operations, cash flows (of the Portfolio) changes in net assets, financial highlights and notes thereto) and the report of independent accountants contained in the August 31, 2002 Annual Report of the Fund. The Financial Statements and the report of independent accountants are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning

1-800-426-3750.

                             PRINCIPAL SHAREHOLDERS

         As of November 30, 2002, the Trustees and Officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.

         As of November 30, 2002, the only persons known by the Fund to own of record or "beneficially" 5% or more of its then outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, were as follows:

                                                          APPROXIMATE % OF OUTSTANDING
         NAME AND ADDRESS                    CLASS                 SHARES HELD
         ----------------                    -----                 -----------
Merrill Lynch Pierce Fenner & Smith         Class A                   6.26%
For the sole benefit of its customers
Attn: Fund Administration #97425
4800 Deer Lake Drive E. 2nd Floor
Jacksonville, Florida 32246-6484

Merrill Lynch Pierce Fenner & Smith         Class C                   7.71%
For the sole benefit of its customers
Attn: Fund Administration #97425
4800 Deer Lake Drive E. 2nd Floor
Jacksonville, Florida 32246-6484

Charles Schwab & Co., Inc.                  Class Z                  22.95%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

As of record on November 30, 2002, there were 2,905 Class A, 5,746 Class B, 3,705 Class C and 244 Class Z record holders of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Stein Roe, located at One South Wacker Drive, Chicago, IL 60606, is the Fund's investment advisor. Stein Roe is responsible for managing the investment portfolio of the Portfolio and the Fund's management, subject to oversight by their respective boards. Stein Roe manages the Fund's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe and its predecessors have advised and managed mutual funds since 1949 and have been providing advisory services since 1932. As of November 30, 2002, Stein Roe managed over $15 billion in assets. Stein Roe is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is a direct wholly owned subsidiary of Columbia Management Group, a U.S. financial holding corporation, which is a direct wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a direct wholly owned subsidiary of FleetBoston, a U.S. financial holding corporation.

         Stein Roe's mutual funds and institutional advisory businesses are part of a larger business unit known as Columbia Management. Columbia Management includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. The Columbia Management entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

         The director of Stein Roe is Joseph R. Palombo. The positions held by Mr. Palombo is listed above. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111-2621.

         Please refer to the descriptions of Stein Roe, the management and administrative agreements, fees, expense limitation, and transfer agency services under "Management of the Fund" and "Fund Expenses" in the Prospectus, which are incorporated herein by reference. The table below shows gross fees paid (in thousands) and any expense reimbursements by Stein Roe during the past three fiscal years:

-------------------------------------------------------------------------------------------
                                          YEAR ENDED        YEAR ENDED           YEAR ENDED
                TYPE OF PAYMENT            8/31/02           8/31/01              8/31/00
-------------------------------------------------------------------------------------------
Fund          Administrative fee             $956              $981               $  195
              --------------------------------------------------------------------------
              Reimbursement                (1,347)             (910)                (381)
              --------------------------------------------------------------------------
              Bookkeeping fee                 179                59                   25
----------------------------------------------------------------------------------------
Portfolio     Management fee                2,666             2,932                1,137
----------------------------------------------------------------------------------------
              Bookkeeping fee                 326                35                   30
----------------------------------------------------------------------------------------

SALES CHARGES (dollars in thousands)

                                                                                   Class A
                                                                                 Year ended
                                                                               August 31, 2002
Aggregate initial sales charges on Fund share sales                                 $126
Initial sales charges retained by the Distributor                                     12
Aggregate contingent deferred sales charge ("CDSC")
     on Fund redemptions retained by the Distributor                                  37

                                                                                   Class B
                                                                                 Year ended
                                                                               August 31, 2002
Aggregate CDSC on Fund redemptions
     retained by the Distributor                                                    $695

                                                                                   Class C
                                                                                 Year ended
                                                                               August 31, 2002
Aggregate CDSC on Fund redemptions
     retained by the Distributor                                                     $88

         Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting the Fund's expenses, Stein Roe may waive its fees and/or absorb certain expenses for the Fund, as described in the Prospectus under "Fund Expenses." Any such reimbursements will enhance the yield of the Fund.

         The management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the agreement.

         Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Fund that are not solely attributable to the Fund are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board.

BOOKKEEPING AND ACCOUNTING

         Stein Roe is responsible for providing accounting and bookkeeping services to the Fund pursuant to an accounting and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

         Under its accounting and bookkeeping agreement with the Trust and Stein Roe Floating Rate Limited Liability Company, Stein Roe receives from the Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-        From the Portfolio, an annual flat fee of $10,000, paid monthly;

-        From the Fund, an annual flat fee of $5,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

         The Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR

         Shares of the Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111-2621, under a Distribution Agreement (the "Agreement"). The Distributor is a subsidiary of Colonial, which is an indirect subsidiary of FleetBoston, a U.S. financial holding corporation. The Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the prospectus and other expenses.

SALES-RELATED EXPENSES (in thousands) of the Distributor relating to the Fund for the fiscal year ended August 31, 2002 were:

                                                                 Class A Shares      Class B Shares      Class C Shares
                                                                 --------------      --------------      --------------
Fees to FSFs                                                           $334               $1,132                $592
Cost of sales material relating to the Fund (including
printing and Mailing expenses)                                          102                   89                 141
Allocated travel, entertainment and other promotional
expenses (including advertising)                                         41                   35                  54

DISTRIBUTION AND SERVICE FEES

         In addition to an early withdrawal charge, each of Class A, B, and C shares is authorized under a distribution plan ("Plan") to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, early withdrawal charges, and distribution fees.

         Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.35% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

         The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees. For the fiscal years ended August 31, 2002, 2001 and 2000, the Fund paid the following fees (in thousands) to the Distributor:

--------------------------------------------------------------------------------------------------------
                                                 2002                     2001                      2000
--------------------------------------------------------------------------------------------------------
Class A
   Distribution Fees                             $124                     $163                      $ 44
   Service Fees                                   304                      408                       119
--------------------------------------------------------------------------------------------------------
Class B
   Distribution Fees                              845                      700                       114
   Service Fees                                   470                      389                        66
--------------------------------------------------------------------------------------------------------
Class C
   Distribution Fees                              948                      986                       145
   Service Fees                                   393                      411                        63
--------------------------------------------------------------------------------------------------------

         EARLY WITHDRAWAL CHARGES ("EWCs"). Certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you submit for repurchase within a certain amount of time after purchase. The EWC generally declines each year until there is no charge for repurchased shares. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase. Shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in the Statement of Additional Information.

         CONVERSION FEATURE. Class B shares will automatically convert to Class A shares after eight years and after that date, Class B shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

               PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

         RIGHT OF ACCUMULATION AND STATEMENT OF INTENT (CLASS A SHARES ONLY). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C or Z shares of the funds distributed by the Distributor. The applicable sales charge is based on the combined total of:

      1.   the current purchase; and

      2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C and Z shares).

         The Distributor must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

         Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

         During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and those shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount specified in the Statement.

         If a shareholder exceeds the amount specified in the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the financial service firm ("FSF") shall return to the Distributor the excess commission previously paid during the thirteen-month period.

         If the amount specified in the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

         Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-426-3750.

         REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

         PRIVILEGES OF STEIN ROE EMPLOYEES OR FINANCIAL SERVICE FIRM EMPLOYEES. Class A shares of certain funds may be sold at NAV, without a sales charge to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, the Distributor and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor; and such persons' families and their beneficial accounts.

         PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by the Distributor, may purchase Class A shares of any fund distributed by the Distributor at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.

         SPONSORED ARRANGEMENTS. Class A shares may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

         Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

         WAIVER OF EARLY WITHDRAWAL CHARGES ("EWCS"). EWCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. EWCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the EWC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable EWC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

2. Disability. EWCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

3. Death of a trustee. EWCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable EWC will be charged upon any subsequent redemption.

4. Returns of excess contributions. EWCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

5. Qualified Retirement Plans. EWCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). EWCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by the Distributor for at least two years.

         The EWC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

                                 TRANSFER AGENT

         Liberty Funds Services, Inc. ("LFS"), located at One Financial Center, Boston, MA 02111-2621, performs certain transfer agency services for the Fund, as described under "Management of the Fund" in the Prospectus. For performing these services, the Fund pays LFS a fee based on the following:

  - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

  - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

  - The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

         Under a separate agreement, LFS also provides certain investor accounting services to the Portfolio.

                                    CUSTODIAN

         State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02110, is the custodian for the Fund and the Portfolio. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

         The Fund may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                INDEPENDENT ACCOUNTANTS OF THE FUND AND PORTFOLIO

         The independent accountants for the Fund and the Portfolio are PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624. The independent accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so.

                             PORTFOLIO TRANSACTIONS

         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

         Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Portfolio. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Fund's Board of Trustees and the Portfolio's Board of Managers.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the NYSE's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

         Stein Roe may use the services of Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each an affiliate of Stein Roe, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, Stein Roe must ensure that commissions a Fund pays to affiliates of Stein Roe on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. Stein Roe will report quarterly to the Trustees on all securities transactions placed through affiliates of Stein Roe so that the Trustees may consider whether such trades complied with these procedures and the Rule.

         Affiliates of Stein Roe may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. Stein Roe does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

         CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, as amended, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis--industry-specific fundamental investment research.

- Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this Statement of Additional Information, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

         For fiscal years ended August 31, 2002, 2001 and 2000, neither the Fund or Portfolio paid commissions on any transactions.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

         The Fund and the Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve the Fund of federal income tax to the extent of its respective net investment income and capital gains currently distributed to its respective shareholders.

         Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

                             INVESTMENT PERFORMANCE

         The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)(6) -1].

            Where:      a    =   Dividends and interest earned during the
                                 period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

                        b    =   Expenses accrued for the period (net of
                                 reimbursements).

                        c    =   The average daily number of shares outstanding
                                 during the period that were entitled to receive dividends.

                        d    =   The ending net asset value of the Fund for the
                                 period.

The 30-day yields as of August 31, 2002 were*:

---------------------------------------------------
                                              Yield
---------------------------------------------------
Class A                                       5.90%
---------------------------------------------------
Class B                                       5.74%
---------------------------------------------------
Class C                                       5.60%
---------------------------------------------------
Class Z                                       6.48%
---------------------------------------------------

* If Stein Roe or its affiliates had not waived certain Fund expenses, the 30-day SEC yield would have been 5.62%, 5.46%, 5.32% and 6.20% for Class A, B, C and Z shares, respectively.

         The Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

       Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

       Where:         P       =  a hypothetical initial payment of $1,000

                      T       =  average annual total return

                      n       =  number of years

                      ERV     =  ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

         For example, for a $1,000 investment in the Fund, the "Average Annual Total Returns" at August 31, 2002 were:

                                                     AVERAGE ANNUAL
                                                    TOTAL RETURN(%)
                                                    ---------------
                                    WITHOUT SALES CHARGE       WITH SALES CHARGE
Class A
    1 Year                                -2.67%                    -6.09%
    Life of the Fund*                      4.06%                     3.07%

Class B
    1 Year                                -3.02%                    -6.00%
    Life of the Fund*                      3.74%                     3.42%

Class C
    1 Year                                -3.16%                    -4.08%
    Life of the Fund*                      3.63%                     3.63%

Class Z
    1 Year                                -2.33%                      N/A
    Life of  the Fund*                     4.34%                      N/A

*Since commencement of operations of Class Z shares on Dec. 17, 1998.

         Performance information for Class A, B and C shares includes returns of the Fund's Class Z shares, the oldest existing fund class for periods prior to the inception of Class A, B and C shares. The oldest existing share returns were not restated to reflect any expense differential (i.e., Rule 12b-1 fees) between the oldest existing fund class shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of Class A, B and C shares would have been lower.

         Performance results reflect any waiver of reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details. The Fund may provide information about the Advisor and its affiliates and other related funds in sales material or advertisements provided to investors or prospective investors. Sales materials or advertisements also may provide information on the use of investment professionals by investors. For further information, see "Performance Information" in the Prospectus.

                                APPENDIX--RATINGS

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

CORPORATE BOND RATINGS

         Ratings By Moody's. Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Ratings by S&P. AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

         The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

         Ratings by Moody's. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime-1  Highest Quality
                  Prime-2  Higher Quality
                  Prime-3  High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

         Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

PART C.

Other Information.

Item 24. Financial Statements and Exhibits

         (1) Financial Statements:

                  Included in Part A:

                  Financial statements included in Part A of this registration statement: Financial Highlights for the years ended August 31, 2003, 2002 and 2001 and the period ended August 31, 2000

                  Included in Part B:

                  Financial statements included in Part B of this registration statement: August 31, 2003 Financial Statements contained in the August 31, 2003 Annual Report of the Fund.

         (2) Exhibits: [Note: As used herein, the term "Registration Statement" refers to the Registration Statement of the Registrant on Form N-2 under the Securities Act of 1933, No. 333-61751. The term "Amendment" refers to an amendment to the Registration Statement on Form N-2 under the Investment Company Act of 1940 No. 811-08953.]

    a. (1) Agreement and Declaration of Trust as amended and restated on November 3, 1998. (Exhibit to Amendment No. 1.)*

         (2) Amendment effective October 17, 1999 to Agreement and Declaration of Trust. (Exhibit to Amendment # 7)*

         (3) Amendment dated May 22, 2000 to the Agreement and Declaration of Trust.(Exhibit to Amendment No. 7)*

         (4) Amendment dated October 13, 2003 to the Agreement and Declaration of Trust, filed herewith.

    b. (1) By-laws of Registrant dated August 13, 1998 as amended on September 25, 1998. (Exhibit b to Amendment No.1.)*

         (2) Amendment to By-laws dated February 8, 2000. (Exhibit to Amendment No.7)*

         (3) Amendment to By-laws dated September 28, 2000. (Exhibit to Amendment No.7)*

         (4) Amendment to By-laws dated June 20, 2001. (Exhibit b.(4) to Amendment No. 11)*

    c.   None.

    d.   None.

    e.   None.

    f.   None.

    g. Form of Portfolio Management Agreement between Columbia Floating Rate Limited Liability Company and Columbia Management
         Advisors, Inc., filed herewith.

    h. Form of Underwriting Agreement between Registrant and Columbia Funds Distributor, Inc., filed herewith

    i.   None.

    j. (1) Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

         (2) Form of Appendix A to Custodian Contract between Registrant and State Street Bank and Trust Company, filed herewith.

    k. (1) Form of Amended and Restated Transfer Agent Agreement between Registrant and Columbia Funds Services, Inc., filed herewith.

         (2) Form of Accounting and Bookkeeping Agreement between
             Registrant and Columbia Management Advisors, Inc., filed herewith.

         (3) Form of Administrative Agreement between Registrant and Columbia Management Advisors, Inc., filed herewith.

         (4) Form of Rule 12b-1 Distribution Plan, filed herewith.

         (5) Rule 18f-3 plan - filed as exhibit (n) in Part C, Item 23 of Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about October 30, 2002, and is hereby incorporated by reference and made part of this Registration Statement.

    l.   Opinion and Consent of Counsel, filed herewith.

    m.   None.

    n.   Consent of Independent Accountants, filed herewith.

    o.   None.

    p.   None.

    q. Stein Roe & Farnham Funds Individual Retirement Account Plan. Stein Roe & Farnham Prototype Paired Defined Contribution Plan.(Exhibit q to Amendment No. 1.)*

    r. Code of Ethics of Stein Roe, the Fund and Liberty Funds Distributor, Inc. - filed as Exhibit(p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Income Trust (File Nos. 33-14954 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

    Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

    *Incorporated by reference.

Item 25.          Marketing Arrangements

                  Not applicable.

Item 26.          Other Expenses of Issuance and Distribution

                  None

Item 27.          Persons Controlled by or under Common Control with Registrant

                  None

Item 28.          Number of Holders of Securities

                                                  Number of
                                                Record Holders
          Title of Class                        as of 9/30/03
          --------------                        -------------
Liberty Floating Rate Fund - Class A                3,119
Liberty Floating Rate Fund - Class B                5,578
Liberty Floating Rate Fund - Class C                4,038
Liberty Floating Rate Fund - Class Z                  835

Item 29.          Indemnification

                          Article Eight of the Agreement and Declaration of
Trust of Registrant (Exhibit a.(1)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

              Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Eight shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              Unless otherwise permitted under the 1940 Act, (i) Article Eight does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Eight unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are not "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act ("disinterested trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

              Any approval of indemnification pursuant to Article Eight does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Eight as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              Article Eight also provides that its indemnification provisions are not exclusive.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premium for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

              Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers, and employees are indemnified by Registrant's investment adviser against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

              Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of
Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

Item 30.          Business and Other Connections of Investment Advisor

Columbia Management, the Registrant's investment advisor, is a wholly owned subsidiary of Columbia Management Group, Inc., which is a wholly owned subsidiary of Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation. Columbia Management acts as investment advisor to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment advisor to other investment companies having different investment strategies and policies.

For a two-year business history of certain officers and directors of Columbia Management, please refer to the Form ADV of Columbia Management and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services," or "Management of the Funds," as applicable.

Information regarding the businesses of Columbia Management and its officers and directors is set forth in the Prospectuses and in the Statement of Additional Information and is incorporated herein by reference.

Item 31.          Location of Accounts and Records:

                  Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 32.          Management Services

                  None

Item 33.          Undertakings

                  The Registrant undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration
                      Statement:

                      (a) To include any prospectus required by Section 10(a)(3)
                          of the 1933 Act;

                      (b) To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                      (c) To include any material information with respect to
                          the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

                  (4) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                  (5) For the purposes of determining any liability under the
                      Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 31st day of October, 2003.

                                           COLUMBIA FLOATING RATE FUND

                                           By: /s/ Joseph R. Palombo
                                               --------------------------------
                                                  Joseph R. Palombo
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

             SIGNATURES                                TITLE                              DATE
             ----------                                -----                              ----
/s/ JOSEPH R. PALOMBO
------------------------------------------       President (chief                   October 31, 2003
/s/ Joseph R. Palombo                            executive officer)

/s/ J. KEVIN CONNAUGHTON                         Treasurer (principal               October 31, 2003
------------------------------------------       financial officer)
/s/ J. Kevin Connaughton

/s/ VICKI L. BENJAMIN                            Chief Accounting Officer           October 31, 2003
------------------------------------------       (chief accounting officer)
/s/ Vicki L. Benjamin

DOUGLAS A. HACKER*                              Trustee
-----------------
Douglas A. Hacker

JANET LANGFORD KELLY*                           Trustee
---------------------
Janet Langford Kelly

RICHARD W. LOWRY*                               Trustee
-----------------
Richard W. Lowry

                                                                          */s/ VINCENT PIETROPAOLO
                                                                          ------------------------
                                                                               Vincent Pietropaolo
WILLIAM E. MAYER*                               Trustee                        Attorney-in-fact
-----------------                                                              For each Trustee
William E. Mayer                                                               October 31, 2003

CHARLES R. NELSON*                              Trustee
------------------
Charles R. Nelson

JOHN J. NEUHAUSER*                              Trustee
------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                              Trustee
------------------
Joseph R. Palombo

--------------------
Patrick J. Simpson                              Trustee

THOMAS E. STITZEL*                              Trustee
------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                             Trustee
-------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                              Trustee
------------------
Anne-Lee Verville

----------------------
Richard L. Woolworth                            Trustee

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the undersigned certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 31st day of October, 2003.

                                        COLUMBIA FLOATING RATE LIMITED
                                        LIABILITY COMPANY



                                        By: /s/ Joseph R. Palombo
                                            ----------------------------
                                                Joseph R. Palombo
                                                President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                        TITLE                       DATE
----------                        -----                       ----

/s/ JOSEPH R. PALOMBO             President (chief            October 31, 2003
    -----------------------       executive officer)
    Joseph R. Palombo


/s/ J. KEVIN CONNAUGHTON          Chief Financial Officer     October 31, 2003
    -----------------------       (chief financial officer)
    J. Kevin Connaughton


/s/ VICKI L. BENJAMIN             Chief Accounting Officer    October 31, 2003
    -----------------------       (chief accounting officer)
    Vicki L. Benjamin


                                  EXHIBIT INDEX

       (a)(4)       Amendment to Agreement and Declaration of Trust

         (g)        Form of Portfolio Management Agreement

         (h)        Form of Underwriting Agreement

       (j)(2)       Form of Appendix A to Custodian Contract

       (k)(1)       Form of Amended and Restated Transfer Agent Agreement

       (k)(2)       Form of Accounting and Bookkeeping Agreement

       (k)(3)       Form of Administrative Agreement

       (k)(4)       Form of Rule 12b-1 Distribution Plan

         (l)        Opinion and Consent of Counsel

         (n)        Consent of Independent Accountants